File Nos. 2-80168
                                                                        811-3596

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          |X|

                  Pre-Effective Amendment No. __                             |_|


                  Post-Effective Amendment No. 27                            |X|


            REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  |X|


                  Amendment No. 27                                           |X|


               SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.
               (Exact name of registrant as specified in charter)

                    100 PARK AVENUE, NEW YORK, NEW YORK 10017
                    (Address of principal executive offices)

                 Registrant's Telephone Number: 212-850-1864 or
                             Toll Free: 800-221-2450

                          LAWRENCE P. VOGEL, Treasurer
                                 100 Park Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

      It is proposed that this filing will become effective (check appropriate box):

|_|   immediately upon filing pursuant to paragraph (b)


|_|   on (date) pursuant to paragraph (b)


|X|   60 days after filing pursuant to paragraph (a)(1)


|_|   on (date) pursuant to paragraph (a)(1)

|_|   75 days after filing pursuant to paragraph (a)(2)

|_|   on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                      Prospectus
                                                                     May 1, 2003


Seligman
Communications and
Information Fund, Inc.

Seeking Capital Gain by Investing in Companies Operating in the Communications, Information, and Related Industries

The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.


An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if this Fund is suitable for you.

                                                              managed by
EQCI1 5/2003                                                    [LOGO]
                                                        J. & W. SELIGMAN & CO.
                                                             INCORPORATED
                                                           ESTABLISHED 1864

Table of Contents

The Fund

         Investment Objective ..........................................  1

         Principal Investment Strategies ...............................  1


         Principal Risks ...............................................  1


         Past Performance ..............................................  2

         Fees and Expenses .............................................  4

         Management ....................................................  5

Shareholder Information

         Deciding Which Class of Shares to Buy .........................  6


         Pricing of Fund Shares ........................................ 10

         Opening Your Account .......................................... 10

         How to Buy Additional Shares .................................. 11

         How to Exchange Shares Among the Seligman Mutual Funds ........ 12

         How to Sell Shares ............................................ 12

         Important Policies That May Affect Your Account ............... 13


         Dividends and Capital Gain Distributions ...................... 14


         Taxes ......................................................... 15

         The Seligman Mutual Funds ..................................... 16

Financial Highlights ................................................... 18

How to Contact Us ...................................................... 21


For More Information                                             back cover

The Fund

Investment Objective

The Fund's investment objective is capital gain.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund invests at least 80% of its net assets in the securities of companies operating in the communications, information and related industries.

The Fund may invest in securities of large companies that now are well established in the world communications and information market and can be expected to grow with the market. The Fund may also invest in small-to-medium size companies that the investment manager believes provide opportunities to benefit from the rapidly changing technologies and the expansion of the communications, information and related industries.

The Fund uses a bottom-up stock selection approach. This means that the investment manager uses extensive in-depth research into specific companies in the communications, information and related industries to find those companies that it believes offer the greatest prospects for future growth. In selecting individual securities, the investment manager looks for companies that it believes display or are expected to display:

o    Robust growth prospects

o    High profit margins or return on capital

o    Attractive valuation relative to expected earnings or cash flow

o    Quality management

o    Unique competitive advantages

The Fund generally sells a stock if the investment manager believes its target price has been reached, its earnings are disappointing, its revenue growth has slowed, or its underlying fundamentals have deteriorated.

The Fund invests primarily in common stocks. However, the Fund may also invest in securities convertible into or exchangeable for common stocks, in rights and warrants to purchase common stocks, and in debt securities or preferred stocks believed to provide opportunities for capital gain.

The Fund may purchase American Depositary Receipts (ADRs), which are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period. The Fund may, from time to time, borrow money to purchase securities.


The Fund may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.


The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

The Fund's investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

There is no guarantee that the Fund will achieve its objective.


Principal Risks

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Fund concentrates its investments in companies in the communications, information and related industries. Therefore, the Fund may be susceptible to factors affecting these industries and the Fund's net asset value may fluctuate more than a fund that invests in a wider range of industries. In addition, the rapid pace of change within many of these industries tends to create a more volatile operating environment than in other industries.

Stocks of companies in the technology sector, like those in which the Fund may invest, recently experienced a period of strong performance, followed by a period of volatility and negative performance. If this negative performance continues, the value of technology stocks may decline further.

The Fund may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Foreign securities, illiquid securities, or options in the Fund's portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks.


If the Fund invests in ETFs, shareholders would bear not only their proportionate share of the Fund's expenses (including opeerating expenses and advisory fees), but also similar expenses of the ETFs.


The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses. Frequent and active trading may cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance


The information below provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied year to year, as well as how the performance of certain of the Fund's other classes compares to three widely-used measure of market performance. Class R shares is a new class of shares, effective _____________, 2003, so no performance information is available.

The following performance information is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class of shares due to differing fees and expenses.


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class B, Class C, Class D and Class R shares will vary due to differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sales of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Class A Annual Total Returns

                                    [BAR CHART REPRESENTED BY TABLE]

     35.13%    35.30%    43.39%    11.94%    22.95%    33.92%    74.51%    -37.50%   3.58%     -36.78%
      1993      1994      1995      1996      1997      1998      1999       2000    2001        2002


              Best quarter return: 45.10% - quarter ended 12/31/98.
             Worst quarter return: -30.96% - quarter ended 9/30/01.


Average Annual Total Returns - Periods Ended 12/31/02


                                                                                                   Class B      Class C   Class D
                                                                                                    Since        Since     Since
                                                                    One        Five        Ten    Inception    Inception  Inception
                                                                    Year       Years      Years    4/22/96      5/27/99    5/3/93
------------------------------------------------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------------------------------------------------
Return before taxes                                               (39.77)%     (1.84)%    12.64%      n/a         n/a        n/a
------------------------------------------------------------------------------------------------------------------------------------
Return after taxes on distributions                               (24.42)      (0.08)     (9.63)      n/a         n/a        n/a
------------------------------------------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares       (39.77)      (3.24)     (10.12)     n/a         n/a        n/a
------------------------------------------------------------------------------------------------------------------------------------
Class B                                                           (40.39)      (1.90)       n/a       3.25%       n/a        n/a
------------------------------------------------------------------------------------------------------------------------------------
Class C                                                           (38.48)        n/a        n/a       n/a        (10.47)     n/a
------------------------------------------------------------------------------------------------------------------------------------
Class D                                                           (37.87)      (1.61)       n/a       n/a          n/a      12.82%
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Technology Index                                    (40.27)      (3.27)       n/a       n/a        (20.33)     n/a
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                     (22.10)      (0.59)       9.34      6.21        (6.83)    (2.15)
------------------------------------------------------------------------------------------------------------------------------------
Lipper Science & Technology Funds Average                         (42.94)      (1.96)      10.03      1.47(1)     (18.41)   10.07(2)
------------------------------------------------------------------------------------------------------------------------------------

----------
The Goldman Sachs Technology Index (GST Index), Standard & Poor's 500 Composite Stock Index (S&P 500 Index) and the Lipper Science & Technology Funds Average are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Science &Technology Funds Average does not reflect any sales charges and taxes, and the S&P 500 Index and the GST Index do not reflect any fees, sales charges or taxes.The S&P500 Index measures the performance of 500 of the largest UScompanies based on market capitalizations. The GST Index measures the performance of US technology stocks. The Lipper Science & Technology Funds Average measures the performance of mutual funds with objectives similar to the Fund.

(1) From April 25, 1996.
(2) From May 6, 1993.

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.


Shareholder Fees                                                         Class A    Class B   Class C    Class D    Class R
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                               4.75%           5%       2%        1%         1%
-----------------------------------------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) on Purchases (as a % of offering price)      4.75%(1)     none        1%     none       none
-----------------------------------------------------------------------------------------------------------------------------------
 Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions
 (as a % of original purchase price or current net asset value,
 whichever is less)                                                        none(1)        5%       1%        1%         1%
-----------------------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses
-----------------------------------------------------------------------------------------------------------------------------------
(as a percentage of average net assets)
-----------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                           0.88%        0.88%    0.88%     0.88%      0.88%
-----------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                  0.25%        1.00%    1.00%     1.00%      0.50%
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                            0.46%        0.46%    0.46%     0.46%      0.46%
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                      1.59%        2.34%    2.34%     2.34%      1.84%
===================================================================================================================================


--------------
(1) If you buy Class A shares for $1,000,000 or more, you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                            1 Year       3 Years       5 Years     10 Years
--------------------------------------------------------------------------------
Class A                    $  629       $  953       $ 1,299      $ 2,274
--------------------------------------------------------------------------------
Class B                       737        1,030         1,450        2,489+
--------------------------------------------------------------------------------
Class C                       434          823         1,338        2,749
--------------------------------------------------------------------------------
Class D                       337          730         1,250        2,676
--------------------------------------------------------------------------------
Class R                       187          579           995        2,159
--------------------------------------------------------------------------------


If you did not sell your shares at the end of each period, your costs would be:


                            1 Year       3 Years       5 Years     10 Years
--------------------------------------------------------------------------------
Class A                    $  629       $  953       $ 1,299      $ 2,274
--------------------------------------------------------------------------------
Class B                       237          730         1,250        2,489+
--------------------------------------------------------------------------------
Class C                       335          823         1,338        2,749
--------------------------------------------------------------------------------
Class D                       237          730         1,250        2,676
--------------------------------------------------------------------------------
Class R                       187          579           995        2,159
--------------------------------------------------------------------------------


-----------
+ Class B shares will automatically convert to Class A shares approximately eight years after purchase.

     Management Fees:

     Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

     12b-1 Fees:

     Fees paid by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

     Other Expenses:

     Miscellaneous expenses of running the Fund, including such things as transfer agency, registration, custody, auditing and legal fees.

Management

The Fund's Board of Directors provides broad supervision over the affairs of the Fund.


J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017, is the manager of the Fund. Seligman manages the investment of the Fund's assets, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and strategies, and administers the Fund's business and other affairs.

Established in 1864, Seligman currently serves as manager to 22 US registered investment companies, which offer more than 60 investment portfolios with approximately $11.1 billion in assets as of January 31, 2003.

Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at January 31, 2003, of approximately $7.2 billion.

The Fund pays Seligman a fee for its management services. The fee rate declines as the Fund's net assets increase. It is equal to an annual rate of 0.90% of the Fund's average daily net assets on the first $3 billion of net assets, 0.85% of the Fund's average daily net assets on the next $3 billion of net assets and 0.75% of the Fund's average daily net assets in excess of $6 billion. For the year ended December 31, 2002, the management fee paid by the Fund to Seligman was equal to 0.88% of the Fund's average daily net assets.


Portfolio Management

The Fund is managed by Seligman's Technology Group, headed by Mr. Paul H. Wick. Mr. Wick, a Director and Managing Director of Seligman, is Vice President of the Fund and has been Portfolio Manager of the Fund since January 1990. Mr. Wick is also a Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Seligman Communications and Information Portfolio. Mr. Wick joined Seligman in August 1987 as an Associate, Investment Research, and became Vice President, Investment Officer in August 1991; he was named Managing Director in January 1995 and was elected a Director of Seligman in November 1997.

Affiliates of Seligman:

Seligman Advisors, Inc.:

The Fund's general distributor; responsible for accepting orders for purchases and sales of Fund shares.

Seligman Services, Inc.:

A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. (SDC):

The Fund's shareholder service agent; provides shareholder account services to the Fund at cost.

Shareholder Information

Deciding Which Class of Shares to Buy

Each of the Fund's Classes represents an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other Classes. When deciding which Class of shares to buy, you should consider, among other things:

o    The amount you plan to invest.

o How long you intend to remain invested in the Fund, or another Seligman mutual fund.


o If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC and pay higher ongoing 12b-1 fees or in the case of employee benefit plans eligible to purchase Class R shares, be subject to a CDSC for a shorter period of time and pay higher ongoing 12b-1 fees.


o Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

Your financial advisor will be able to help you decide which Class of shares best meets your needs.

Class A
--------------------------------------------------------------------------------

o    Initial sales charge on Fund purchases, as set forth below:

                                   Sales Charge as a %      Sales Charge as a % of    Regular Dealer Discount
   Amount of your Investment      of Offering Price(1)        Net Amount Invested    as a % of Offering Price
---------------------------------------------------------------------------------------------------------------------------
   Less than $50,000                       4.75%                      4.99%                     4.25%
---------------------------------------------------------------------------------------------------------------------------
   $50,000 - $99,999                       4.00                       4.17                      3.50
---------------------------------------------------------------------------------------------------------------------------
   $100,000 - $249,999                     3.50                       3.63                      3.00
---------------------------------------------------------------------------------------------------------------------------
   $250,000 - $499,999                     2.50                       2.56                      2.25
---------------------------------------------------------------------------------------------------------------------------
   $500,000 - $999,999                     2.00                       2.04                      1.75
---------------------------------------------------------------------------------------------------------------------------
   $1,000,000 and over(2)                  0.00                       0.00                      0.00
---------------------------------------------------------------------------------------------------------------------------

----------
(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

(2) You will not pay an initial sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

o    Annual 12b-1 fee (for shareholder services) of up to 0.25%.

o No initial sales charge on reinvested dividends or capital gain distributions.

o Certain employer-sponsored defined contribution-type plans can purchase shares with no initial sales charge.

Class B

o    No initial sales charge on purchases.

o    A declining CDSC on shares sold within 6 years of purchase:

   Years Since Purchase                          CDSC
--------------------------------------------------------------------------------
   Less than 1 year                               5%
--------------------------------------------------------------------------------
   1 year or more but less than 2 years           4
--------------------------------------------------------------------------------
   2 years or more but less than 3 years          3
--------------------------------------------------------------------------------
   3 years or more but less than 4 years          3
--------------------------------------------------------------------------------
   4 years or more but less than 5 years          2
--------------------------------------------------------------------------------
   5 years or more but less than 6 years          1
--------------------------------------------------------------------------------
   6 years or more                                0
--------------------------------------------------------------------------------

o    Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

o Automatic conversion to Class A shares approximately eight years after purchase, resulting in lower ongoing 12b-1 fees.

o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Your purchase of Class C shares must be for less than $1,000,000 because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A Shares.

Class C

o    Initial sales charge on Fund purchases, as set forth below:

                                 Sales Charge as a % of     Sales Charge as a % of    Regular Dealer Discount
   Amount of your Investment        Offering Price(1)         Net Amount Invested    as a % of Offering Price
---------------------------------------------------------------------------------------------------------------------------
   Less than $100,000                      1.00%                      1.01%                     1.00%
---------------------------------------------------------------------------------------------------------------------------
   $100,000 - $249,999                     0.50                       0.50                      0.50
---------------------------------------------------------------------------------------------------------------------------
   $250,000 - $1,000,000                   0.00                       0.00                      0.00
---------------------------------------------------------------------------------------------------------------------------

----------
(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

o    A 1% CDSC on shares sold within eighteen months of purchase.

o    Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

o No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

o No initial sales charge on reinvested dividends or capital gain distributions.

o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Your purchase of Class B shares must be for less than $250,000, because if you are investing $250,000 or more you will pay less in fees and charges if you buy another Class of Shares.

Class D*

o    No initial sales charge on purchases.

o    A 1% CDSC on shares sold within one year of purchase.

o    Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

o No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

----------
* Class D shares are not available to all investors. You may purchase Class D shares only (1) if you already own Class D shares of the Fund or another Seligman mutual fund, (2) if your financial advisor of record maintains an omnibus account at SDC, or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D shares is comparable to the sales charge structure of the other funds offered under the program.


Class R*

o    No initial sales charge on purchases.

o A 1% CDSC on shares sold within one year of the plan's initial purchase of Class R shares of the Fund.

o No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

----------
* Class R shares are not available to all investors. You may purchase Class R shares only if you are a qualified or non-qualified employee benefit plan or arrangement (other than Section 403(b) plan sponsored by public educational institutions) that provides for the purchase of Fund shares and has

(1) less than $20 million in assets (determined at the time of initial investment in the Seligman Group of mutual funds); and

(2)   at least (a) $500,000 invested in the Seligman Group of mutual funds or
      (b) 50 eligible employees to whom such plan is made available.


The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows each Class to pay 12b-1 fees for the sale and distribution of its shares and/or for providing services to shareholders.

Because the Fund's 12b-1 fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of sales charges.

The Fund's Board of Directors believes that no conflict of interest currently exists between the Fund's Classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and Maryland law, will seek to ensure that no such conflict arises.

How CDSCs Are Calculated

To minimize the amount of the CDSC you may pay when you sell your shares, the Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest). The amount of any CDSC that you pay will be based on the shares' original purchase price or current net asset value, whichever is less.

You will not pay CDSCwhen you exchange shares of the Fund to buy the same class of shares of any other Seligman mutual fund or when you exchange shares of another Seligman fund to buy the same class of shares of the Fund. For the purpose of calculating the CDSC, when you exchange shares of the Fund for the same class of another Seligman fund, it will be assumed that you held the shares of the other fund since the date you originally purchased the shares of the Fund. Similarly, when you exchange shares of another Seligman fund for shares of the Fund, it will be assumed that you held the shares of the Fund since the date you originally purchased shares of the other fund.

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors receives your request in good order. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares. Purchase or sale orders received by an authorized dealer or your financial advisor by the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) and received in good order by Seligman Advisors before the close of business (5:00 p.m. Eastern time) on the same day will be executed at the Class's NAV calculated as of the close of regular trading of the NYSE on that day. However, Seligman Advisors may reject any request to purchase shares under the circumstances discussed later in this Prospectus in "Important Policies That May Affect Your Account." An authorized dealer or your financial advisor is responsible for forwarding your order to Seligman Advisors before the close of business.

NAV: Computed separately for each Class by dividing that Class's share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

If your buy or sell order is received by your an authorized dealer or your financial advisor after the close of regular trading on the NYSE, or is accepted by Seligman Advisors after the close of business, the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV, less any applicable CDSC.


The NAV of the Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because of their higher 12b-1 fees, the NAV of Class B, Class C, Class D and Class R shares will generally be lower than the NAV of Class A shares of the Fund.


Securities owned by the Fund are valued at current market prices. If reliable market prices are unavailable, securities are valued in accordance with procedures approved by the Fund's Board of Directors.

Opening Your Account


The Fund's shares are sold through authorized dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges or lower minimum investments. Ask an authorized dealer or your financial advisor if any of these programs apply to you. Class D and Class R shares are not available to all investors. For more information, see "Deciding Which Class of Shares to Buy--Class D" and "--Class R."


To make your initial investment in the Fund, contact an authorized dealer or your financial advisor or complete an account application and send it with your check directly to SDC at the address provided on the account application. If you do not choose a Class, your investment will automatically be made in Class A shares.

The required minimum initial investments are:

o    Regular (non-retirement) accounts: $2,500

o    For accounts opened concurrently with Invest-A-Check(R):

     o    $200 to open if you will be making monthly investments

     o    $500 to open if you will be making quarterly investments

You may buy shares of the Fund for all types of tax-deferred retirement plans. Contact Retirement Plan Services at the address or phone number listed on the inside back cover of this Prospectus for information and to receive the proper forms.

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Seligman funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC.

If you want to be able to buy, sell, or exchange shares by telephone, you should complete an application when you open your account. This will prevent you from having to complete a supplemental election form (which may require a signature guarantee) at a later date.

How to Buy Additional Shares

After you have made your initial investment, there are many options available to make additional purchases of Fund shares.

Subsequent investments must be for $100 or more. Shares may be purchased through an authorized dealer or your financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name, and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:

Seligman Data Corp.
P.O. Box 9766
Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler's checks or credit card convenience checks for investment.

You may also use the following account services to make additional investments:

Invest-A-Check(R). You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House (ACH) member bank. If your bank is not a member of ACH, the Fund will debit your checking account by preauthorized checks. You may buy Fund shares at regular monthly intervals in fixed amounts of $200 or more, or regular quarterly intervals in fixed amounts of $500 or more. If you use Invest-A-Check(R), you must continue to make automatic investments until the Fund's minimum initial investment of $2,500 is met or your account may be closed.

Automatic Dollar-Cost-Averaging. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares or Class C shares, you may pay an initial sales charge to buy Fund shares.

Automatic CD Transfer. You may instruct your bank to invest the proceeds of a maturing bank certificate of deposit (CD) in shares of the Fund. If you wish to use this service, contact SDC, an authorized dealer, or your financial advisor to obtain the necessary forms. Because your bank may charge you a penalty, it is not normally advisable to withdraw CD assets before maturity.

Dividends From Other Investments. You may have your dividends from other companies invested in the Fund. (Dividend checks must include your name, account number, Fund name and class of shares and be drawn in an amount of $100 or more.)

Direct Deposit. You may buy Fund shares electronically with funds from your employer, the IRS, or any other institution that provides direct deposit. Call SDC for more information.

Seligman Time Horizon Matrix(SM). (Requires an initial total investment of $10,000.) This is a needs-based investment process, designed to help you and your financial advisor plan to seek your long-term financial goals. It considers your financial needs, and helps frame a personalized asset-allocation strategy around the cost of your future commitments and the time you have to meet them. Contact an authorized dealer or your financial advisor for more information.

Seligman Harvester(SM) Patent Pending. If you are a retiree or nearing retirement, this program is designed to help you establish an investment strategy that seeks to meet your needs throughout your retirement. The strategy is customized to your personal financial situation by allocating your assets to seek to address your income requirements, prioritizing your expenses and establishing a prudent withdrawal schedule. Contact an authorized dealer or your financial advisor for more information.

How to Exchange Shares

Among the Seligman Mutual Funds

You may sell Fund shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy Fund shares. Exchanges will be made at each fund's respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares or Class C shares of Seligman Cash Management Fund to buy shares of the same Class of the Fund or another Seligman mutual fund.

Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund account. If you wish to carry over any other account options (for example, Invest-A-Check(R) or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.

If you exchange into a new fund, you must exchange enough to meet the new fund's minimum initial investment.


See "The Seligman Mutual Funds" for a list of the funds available for exchange. Before making an exchange, contact an authorized dealer, your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund's prospectus before investing. Some funds may not offer all classes of shares.


How to Sell Shares

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see "Important Policies That May Affect Your Account."


When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, within 2 business days after your shares are sold).


You may sell shares to the Fund through an authorized dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC, for this transaction; however, the authorized dealer or financial advisor may charge a service fee. Contact an authorized dealer or your financial advisor for more information.

You may always send a written request to sell Fund shares; however, it may take longer to get your money.


To protect you and the Fund, if your written redemption request is for $25,000 or more, SDC will seek telephone confirmation from you, an authorized dealer or your financial advisor before sending any money. If the proceeds are: (1) $50,000 or more; (2) to be paid to someone other than the account owner; (3) to be mailed to other than your address of record; (4) requested in connection with an address change; or (5) requested within 30 days of an address change on the account, then before sending any money, the Fund will require:


o    A signed, written redemption request;

o    Telephone confirmation; and

o    A signature guarantee.

Signature Guarantee:

Protects you and the Fund from fraud. It guarantees that a signature is genuine. A guarantee must be obtained from an eligible financial institution. Notarization by a notary public is not an acceptable signature guarantee.

Confirmations will not affect the date on which your shares are redeemed, but it may delay the payment of proceeds.

You may need to provide additional documents to sell Fund shares if you are:

o    a corporation;

o    an executor or administrator;

o    a trustee or custodian; or

o    in a retirement plan.

If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.

Contact an authorized dealer, your financial advisor or SDC's Shareholder Services Department for information on selling your shares under any of the above circumstances.

You may also use the following account service to sell Fund shares:


Systematic Withdrawal Plan. If you have at least $5,000 in the Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account, generally within 2 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class B, Class C, Class D or Class R shares and reinvest your dividends and capital gain distributions, you may annually withdraw 12%, 10%, 10% or 10%, respectively, of the value of your Fund account (at the time of election) without a CDSC.




Important Policies That May Affect Your Account

To protect you and other shareholders, the Fund reserves the right to:

o    Refuse an exchange request if:

     1.   you have exchanged twice from the same fund in any three-month period;

     2. the amount you wish to exchange equals the lesser of $1,000,000 or 1% of the Fund's net assets; or

     3. you, an authorized dealer or your financial advisor have been advised that previous patterns of purchases and sales or exchanges have been considered excessive. n Refuse any request to buy Fund shares;

o    Reject any request received by telephone;

o    Suspend or terminate telephone services;

o    Reject a signature guarantee that SDC believes may be fraudulent;

o Close your fund account if its value falls below $500, although the Fund generally will not close an account that falls below $500 as a result of a market decline. The Fund will notify you in writing at least 30 days before closing your account;

o Close your account if it does not have a certified taxpayer identification number.

Telephone Services

You, an authorized dealer or your financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

o Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to address of record);

o    Exchange shares between funds;

o    Change dividend and/or capital gain distribution options;

o    Change your address;

o    Establish systematic withdrawals to address of record.

If you do not complete an account application when you open your account, telephone services must be elected on a supplemental election form (which may require a signature guarantee).

Restrictions apply to certain types of accounts:

o Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

o    Corporations may not sell Fund shares by phone;

o    IRAs may only exchange Fund shares or request address changes by phone;

o Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within 30 days following an address change.

Your telephone request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. An authorized dealer or your financial advisor may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to send written instructions, and it may take longer for your request to be processed. The Fund's NAV may fluctuate during this time.

The Fund and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine. The Fund and SDC will employ reasonable procedures to confirm whether instructions received by telephone are genuine, and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions.

Reinstatement Privilege


If you sell Fund shares, you may, within 120 calendar days, use part or all of the proceeds to buy shares of the Fund or another Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege is available only once each calendar year. Contact an authorized dealer or your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.


Dividends and Capital Gain Distributions


The Fund generally pays any dividends from its net investment income and distributes net capital gains realized on investments annually. It is expected that the Fund's distributions will be primarily capital gains. The Fund has a substantial capital loss carryforward that is available for offset against future net capital gains, expiring in various amounts through 2010. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.


You may elect to:

(1)  reinvest both dividends and capital gain distributions;

(2)  receive dividends in cash and reinvest capital gain distributions; or

(3)  receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions will be reinvested if you do not instruct otherwise or if you own Fund shares in a Seligman tax-deferred retirement plan.

If you want to change your election, you may write to SDC at the address listed on the back cover of this Prospectus or, if you have telephone services, you, an authorized dealer or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.


Cash dividends or capital gain distributions that are not reinvested will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account, generally within 2 business days from the payable date.


Dividend:

A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest earned on portfolio securities less expenses).

Capital Gain Distribution:

A payment to mutual fund shareholders which represents profits realized on the sale of securities in a fund's portfolio.

Ex-dividend Date:

The day on which any declared distributions (dividends or capital gains) are deducted from a fund's assets before it calculates its NAV.


Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the ex-dividend date.

Dividends on Class B, Class C, Class D and Class R shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees. Capital gain distributions will be paid in the same amount for each Class.


Taxes

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Tax-deferred retirement plans are not taxed currently on dividends or capital gain distributions or on exchanges.

Dividends paid by the Fund are taxable to you as ordinary income. You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

The Seligman Mutual Funds

Equity

Specialty

Seligman Communications and Information Fund

Seeks capital appreciation by investing in companies operating in all aspects of the communications, information, and related industries.

Seligman Emerging Markets Fund

Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund

Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

Small Company

Seligman Frontier Fund

Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund

Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Small-Cap Value Fund

Seeks long-term capital appreciation by investing in equities of small companies, deemed to be "value" companies by the investment manager.

Medium Company

Seligman Capital Fund

Seeks capital appreciation by investing in the common stocks of companies with significant potential for growth.

Large Company

Seligman Common Stock Fund


Seeks total return through a combination of capital appreciation and current income.


Seligman Global Growth Fund

Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund


Seeks long-term capital appreciation.


Seligman International Growth Fund

Seeks long-term capital appreciation by investing in securities of medium-sized to large companies, primarily in the developed markets outside the US.

Seligman Large-Cap Value Fund

Seeks long-term capital appreciation by investing in equities of large companies, deemed to be "value" companies by the investment manager.


Balanced

Seligman Income and Growth Fund

Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

Fixed-Income


Income

Seligman High-Yield Bond Fund

Seeks to maximize current income by investing in a diversified portfolio of high-yielding, high-risk corporate bonds, commonly referred to as "junk bonds."

Seligman Investment Grade Fixed Income Fund

Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective.

Seligman U.S. Government Securities Fund

Seeks high current income primarily by investing in a diversified portfolio of securities guaranteed by the US government, its agencies, or instrumentalities, which have maturities greater than one year.

Municipal

Seligman Municipal Funds:

National Fund

Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*

Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California              Louisiana               New Jersey
o High-Yield            Maryland                New York
o Quality               Massachusetts           North Carolina
Colorado                Michigan                Ohio
Florida                 Minnesota               Oregon
Georgia                 Missouri                Pennsylvania
                                                South Carolina


*    A small portion of income may be subject to state and local taxes.

Money Market


Seligman Cash Management Fund


Seeks to preserve capital and to maximize liquidity and current income, by investing only in high-quality money market securities having a dollar-weighted average portfolio maturity of 90 days or less. The fund seeks to maintain a constant net asset value of $1.00 per share.


ASSET ALLOCATION

Seligman Time Horizon/Harvester Series, Inc. is an asset-allocation type mutual fund. It offers four different asset-allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Time Horizon 30 Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Time Horizon 20 Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Time Horizon 30 Fund.

Seligman Time Horizon 10 Fund

Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as domestic fixed-income securities.

Seligman Harvester Fund

Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization domestic and international equity securities supplemented by a larger allocation of fixed-income securities and cash than Seligman Time Horizon 10 Fund.

Financial Highlights


The tables below are intended to help you understand the financial performance of the Fund's Classes for the past five years or, if less than five years, the period of the Class's operations. Class R shares is a new class of shares, effective ______, 2003, so financial highlights are not available. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges or taxes and are not annualized for periods of less than one year.
[   ] independent auditors, have audited this information. Their report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.


                                                               Year ended December 31,
---------------------------------------------------------------------------------------------------------------------------
CLASS A                                          2002               2001            2000          1999            1998
---------------------------------------------------------------------------------------------------------------------------
Per Share Data:*
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year        $       25.56     $       25.30   $       47.25   $       30.73     $      23.25
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                    (0.27)            (0.28)          (0.44)          (0.38)           (0.28)
---------------------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities
     (both realized and unrealized)               (9.13)             1.10          (15.82)          22.45             8.11
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                  (9.40)             0.82          (16.26)          22.07             7.83
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                --                (0.56)          (5.69)          (5.55)           (0.35)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                               --                (0.56)          (5.69)          (5.55)           (0.35)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year              $       16.16     $       25.56   $       25.30   $       47.25     $      30.73
===========================================================================================================================
Total Return:                                    (36.78)%            3.58%         (37.50)%         74.51%           33.92%
---------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)    $    1,875,512    $   3,582,757   $   3,817,360   $   6,454,961     $  3,890,596
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets            1.59%             1.44%           1.31%           1.39%            1.44%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
     to average net assets                        (1.39)%           (1.11)%         (1.01)%         (1.09)%          (1.13)%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                           89.61%           122.83%         106.93%         119.23%          126.70%
---------------------------------------------------------------------------------------------------------------------------

----------

See footnotes on page 20.



                                                                           Year ended December 31,
                                            --------------------------------------------------------------------------------
CLASS B                                         2002             2001            2000             1999             1998
----------------------------------------------------------------------------------------------------------------------------
Per Share Data:*
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year          $     22.71    $        22.72    $       43.41    $       28.75    $     21.94
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                    (0.37)            (0.43)           (0.70)           (0.60)         (0.44)
----------------------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities
     (both realized and unrealized)               (8.09)             0.98           (14.30)           20.81           7.60
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                  (8.46)             0.55           (15.00)           20.21           7.16
----------------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                --                (0.56)           (5.69)           (5.55)         (0.35)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                               --                (0.56)           (5.69)           (5.55)         (0.35)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                $     14.25    $        22.71    $       22.72    $       43.41    $     28.75
============================================================================================================================
Total Return:                                    (37.25)%            2.79%          (37.93)%          73.16%         32.89%
----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)      $   719,591    $    1,414,602    $   1,515,992    $   2,143,570    $ 1,033,105
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets            2.34%             2.19%            2.06%            2.14%          2.19%
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
     to average net assets                        (2.14)%           (1.86)%          (1.76)%          (1.84)  %      (1.88)%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                           89.61%           122.83%          106.93%          119.23%        126.70%
----------------------------------------------------------------------------------------------------------------------------


                                                           Year ended December 31,                  5/27/99**
                                            ------------------------------------------------           to
CLASS C                                           2002             2001               2000          12/31/99
----------------------------------------------------------------------------------------------------------------
Per Share Data:*
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $     22.70      $     22.71      $      43.39     $     29.39
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                    (0.37)           (0.43)           (0.70)          (0.32)
----------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities
     (both realized and unrealized)               (8.08)            0.98           (14.29)          19.87
----------------------------------------------------------------------------------------------------------------
Total from investment operations                  (8.45)            0.55           (14.99)          19.55
----------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                --               (0.56)           (5.69)          (5.55)
================================================================================================================
Total distributions                               --               (0.56)           (5.69)          (5.55)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $     14.25      $     22.70     $      22.71     $     43.39
----------------------------------------------------------------------------------------------------------------
Total Return:                                    (37.22)%           2.79%          (37.92)%         69.33%
----------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)    $   154,859      $   279,024     $    235,243     $   120,403
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets            2.34%            2.19%            2.06%           2.07%+
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
    to average net assets                         (2.14)%          (1.86)%          (1.76)%         (1.77)%+
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                           89.61%          122.83%          106.93%         119.23%++
----------------------------------------------------------------------------------------------------------------

----------
See footnotes on page 20.

                                                                         Year ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
CLASS D                                           2002           2001             2000               1999              1998
------------------------------------------------------------------------------------------------------------------------------------
Per Share Data:*
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year          $     22.69     $       22.70     $       43.38     $      28.72     $       21.91
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                    (0.37)            (0.43)            (0.70)           (0.60)            (0.44)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities
     (both realized and unrealized)               (8.08)             0.98            (14.29)           20.81              7.60
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                  (8.45)             0.55            (14.99)           20.21              7.16
--------------------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                --                (0.56)            (5.69)           (5.55)            (0.35)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                               --                (0.56)            (5.69)           (5.55)            (0.35)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                $     14.24     $       22.69     $       22.70     $      43.38     $       28.72
--------------------------------------------------------------------------------------------------------------------------------
Total Return:                                    (37.24)%            2.79%           (37.93)%          73.24%            32.94%
--------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)      $   527,412     $   1,045,924     $   1,157,210     $  1,987,773     $   1,228,237
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets            2.34%             2.19%             2.06%            2.14%             2.19%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
     to average net assets                        (2.14)%           (1.86)%           (1.76)%          (1.84)%           (1.88)%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                           89.61%           122.83%           106.93%          119.23%           126.70%
--------------------------------------------------------------------------------------------------------------------------------


----------
  * Per share amounts are calculated based on average shares outstanding. ** Commencement of offering of shares.
  + Annualized.
 ++ For the year ended December 31, 1999.

How to Contact Us

The Fund ........................................... Write: ...........Corporate Communications/
                                                                       Investor Relations Department
                                                                       J. & W. Seligman & Co. Incorporated
                                                                       100 Park Avenue, New York, NY 10017

                                                     Phone: ...........Toll-Free (800) 221-7844 in the US or
                                                                       (212) 850-1864 outside the US

                                                     Website: .........http://www.seligman.com

Your Regular (Non-Retirement) Account .............. Write: ...........Shareholder Services Department
                                                                       Seligman Data Corp.
                                                                       100 Park Avenue, New York, NY 10017

                                                     Phone: ...........Toll-Free (800) 221-2450 in the US or
                                                                       (212) 682-7600 outside the US

                                                     Website: .........http://www.seligman.com


Your Retirement Account ............................ Write: ...........Retirement Plan Services
                                                                       Seligman Data Corp.
                                                                       100 Park Avenue, New York, NY 10017

                                                     Phone: ...........Toll-Free (800) 445-1777

24-hour automated telephone access is available by dialing (800) 622-4597 on a touchtone telephone. You will have instant access to price, yield, account balance, most recent transactions, and other information. Alternatively you may access our website at http://www.seligman.com.

For More Information


     The information below is available without charge upon request by calling toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.


     Statement of Additional Information (SAI) contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

     Annual/Semi-Annual Reports contain additional information about the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

     Information about the Fund, including the SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 942-8090. The SAI, Annual/Semi-Annual reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site: http://www.sec.gov.

     Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address:
     publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.


SEC File Number: 811-3596

                                                                      Prospectus
                                                                     May 1, 2003
                                                                  Class I Shares


Seligman
Communications and
Information Fund, Inc.

Seeking Capital Gain by Investing in Companies Operating in the Communications, Information, and Related Industries

The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.


An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult an authorized dealer your financial advisor to determine if this Fund is suitable for you.


                                                              managed by
EQCI1 5/2003 CI                                                 [LOGO]
                                                        J. & W. SELIGMAN & CO.
                                                             INCORPORATED
                                                           ESTABLISHED 1864

Table of Contents

The Fund

         Investment Objective ...........................................  1

         Principal Investment Strategies ................................  1

         Principal Risks ................................................  2

         Past Performance ...............................................  2

         Fees and Expenses ..............................................  4

         Management .....................................................  5

Shareholder Information

         Pricing of Fund Shares .........................................  6

         How to Buy Fund Shares .........................................  6

         How to Exchange Shares Among the Seligman Mutual Funds .........  6

         How to Sell Shares .............................................  7

         Important Policies That May Affect Your Account ................  7

         Dividends and Capital Gain Distributions .......................  7

         Taxes ..........................................................  8

         The Seligman Mutual Funds ......................................  9

Financial Highlights .................................................... 11

How to Contact Us ....................................................... 12

For More Information                                              back cover

The Fund

Investment Objective

The Fund's investment objective is capital gain.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund invests at least 80% of its net assets in the securities of companies operating in the communications, information and related industries.

The Fund may invest in securities of large companies that now are well established in the world communications and information market and can be expected to grow with the market. The Fund may also invest in small-to-medium size companies that the investment manager believes provide opportunities to benefit from the rapidly changing technologies and the expansion of the communications, information and related industries.

The Fund uses a bottom-up stock selection approach. This means that the investment manager uses extensive in-depth research into specific companies in the communications, information and related industries to find those companies that it believes offer the greatest prospects for future growth. In selecting individual securities, the investment manager looks for companies that it believes display or are expected to display:

o    Robust growth prospects

o    High profit margins or return on capital

o    Attractive valuation relative to expected earnings or cash flow

o    Quality management

o    Unique competitive advantages

The Fund generally sells a stock if the investment manager believes its target price has been reached, its earnings are disappointing, its revenue growth has slowed, or its underlying fundamentals have deteriorated.

The Fund invests primarily in common stocks. However, the Fund may also invest in securities convertible into or exchangeable for common stocks, in rights and warrants to purchase common stocks, and in debt securities or preferred stocks believed to provide opportunities for capital gain.

The Fund may purchase American Depositary Receipts (ADRs), which are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period. The Fund may, from time to time, borrow money to purchase securities.


The Fund may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.


The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

The Fund's investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Fund concentrates its investments in companies in the communications, information and related industries. Therefore, the Fund may be susceptible to factors affecting these industries and the Fund's net asset value may fluctuate more than a fund that invests in a wider range of industries. In addition, the rapid pace of change within many of these industries tends to create a more volatile operating environment than in other industries.

Stocks of companies in the technology sector, like those in which the Fund may invest, recently experienced a period of strong performance, followed by a period of volatility and negative performance. If this negative performance continues, the value of technology stocks may decline further.

The Fund may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Foreign securities, illiquid securities, or options in the Fund's portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks.


If the Fund invests in ETFs, shareholders would bear not only their proportionate share of the Fund's expenses (including opeerating expenses and advisory fees), but also similar expenses of the ETFs.


The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses. Frequent and active trading may cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance


The following performance information provides some indication of the risks of investing in the Fund by comparing the performance of Class I shares with three widely-used measures of market performance.


It is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past, however, is not necessarily an indication of how the Fund will perform in the future.


Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Class I shares are not subject to any sales charges.

Class I Annual Total Return



                          [BAR CHART REPRESENTED BY TABLE]

                                    -36.50%
                                      2002


              Best quarter return: 13.02% - quarter ended 12/31/02.
             Worst quarter return: -24.69% - quarter ended 6/30/02.

Average Annual Total Returns - Periods Ended 12/31/02
                                                                       Since
                                                             One      Inception
                                                             Year     11/30/01
--------------------------------------------------------------------------------
Class I                                                    (36.50)%   (31.38)%
--------------------------------------------------------------------------------
Goldman Sachs Technology Index                             (40.27)    (38.87)
S&P 500 Index                                              (22.10)    (20.09)
Lipper Science & Technology Funds Average                  (42.94)    (37.05)
--------------------------------------------------------------------------------

The Goldman Sachs Technology Funds Index (GST Index), Standard & Poor's 500 Composite Stock Index (S&P 500 Index) and the Lipper Science & Technology Funds Average are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Science & Technology Funds Average does not reflect any sales charges and taxes, and the S&P 500 Index and the GST Index do not reflect any fees, taxes or sales charges. The S&P 500 Index measures the performance of 500 of the largest US companies based on market capitalizations. The GST Index measures the performance of US technology stocks. The Lipper Science & Technology Funds Average measures the performance of mutual funds with objectives similar to the Fund.

Seligman reimbursed certain expenses of Class I shares. Absent such reimbursement, returns would have been lower.

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees
--------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) on Purchases                                                            none
--------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions                             none
--------------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses
--------------------------------------------------------------------------------------------------------------
(as a percentage of average net assets)
--------------------------------------------------------------------------------------------------------------
Management Fees                                                                                     0.88%
--------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                            none
--------------------------------------------------------------------------------------------------------------
Other Expenses                                                                                      0.24%
--------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                                1.12%
--------------------------------------------------------------------------------------------------------------

Example


This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                            1 Year       3 Years       5 Years     10 Years
--------------------------------------------------------------------------------
Class I                      $114         $356          $617       $1,363
--------------------------------------------------------------------------------


Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

Other Expenses:

Miscellaneous expenses of running the Fund, including such things as transfer agency, registration, custody, auditing and legal fees.

Management

The Fund's Board of Directors provides broad supervision over the affairs of the Fund.

J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017, is the manager of the Fund. Seligman manages the investment of the Fund's assets, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and strategies, and administers the Fund's business and other affairs.


Established in 1864, Seligman currently serves as manager to 22 US registered investment companies, which offer more than 60 investment portfolios with approximately $11.1 billion in assets as of January 31, 2003.

Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at January 31, 2003, of approximately $7.2 billion.

The Fund pays Seligman a management fee for its services. The management fee rate declines as the Fund's net assets increase. It is equal to an annual rate of 0.90% of the Fund's average daily net assets on the first $3 billion of net assets, 0.85% of the Fund's average daily net assets on the next $3 billion of net assets and 0.75% of the Fund's average daily net assets in excess of $6 billion. For the year ended December 31, 2002, the management fee paid by the Fund to Seligman was equal to 0.88% of the Fund's average daily net assets.


Portfolio Management

The Fund is managed by Seligman's Technology Group, headed by Mr. Paul H. Wick. Mr. Wick, a Director and Managing Director of Seligman, is Vice President of the Fund and has been Portfolio Manager of the Fund since January 1990. Mr. Wick is also Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Seligman Communications and Information Portfolio.

Mr. Wick joined Seligman in August 1987 as an Associate, Investment Research, and became Vice President, Investment Officer in August 1991; he was named Managing Director in January 1995 and was elected a Director of Seligman in November 1997.

Affiliates of Seligman:

Seligman Advisors, Inc.:

The Fund's general distributor; responsible for accepting orders for purchases and sales of Fund shares.

Seligman Services, Inc.:

A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. (SDC):

The Fund's shareholder service agent; provides shareholder account services to the Fund at cost.

Shareholder Information


Only Class I shares are offered by this Prospectus. The Fund's Board of Directors believes that no conflict of interest currently exists among the Fund's Classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and applicable state law, will seek to ensure that no such conflict arises.


Pricing of Fund Shares

When you buy or sell shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors receives your request in good order. Purchase or sale orders received by Seligman Advisors before the close of regular trading on the New York Stock Exchange (NYSE)(normally 4:00 p.m. Eastern time) on the same day will be executed at the Class's NAV calculated as of the close of regular trading on the NYSE on that day. If your purchase and sale orders are handled by an authorized dealer or financial advisor, then purchase or sale orders received by an authorized dealer or your financial advisor by the close of regular trading on the NYSE and received in good order by Seligman Advisors before the close of business (5:00 p.m. Eastern time) on the same day will be executed at the Class's NAV calculated as of the close of regular trading of the NYSE on that day. However, Seligman Advisors may reject any request to purchase shares under the circumstances discussed later in this Prospectus in "Important Policies That May Affect Your Account." You or an authorized dealer or your financial advisor is responsible for forwarding your order to Seligman Advisors before the close of business. Class I shares are not subject to any initial or contingent sales charges or distribution expenses.

NAV: Computed separately for each Class by dividing that Class's share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

If your buy or sell order is received by an authorized dealer or your financial advisor after the close of regular trading on the NYSE, or is accepted by Seligman Advisors after the close of business, the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV.

The NAV of the Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading.

Securities owned by the Fund are valued at current market prices. If reliable market prices are unavailable, securities are valued in accordance with procedures approved by the Fund's Board of Directors.

How to Buy Fund Shares

Class I shares are not subject to any initial or contingent sales charges or distribution expenses. This Class, however, is only offered to certain types of investors. Class I shares may be purchased only by a "qualified tuition program" (within the meaning of Section 529 of the Internal Revenue Code) approved by Seligman Advisers and certain qualified employee benefit plans offered to employees of Seligman and its affiliates.

To make your initial investment in the Fund, an account must be established by SDC.

How to Exchange Shares Among the Seligman Mutual Funds

You may sell Fund shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy Fund shares. Class I shares may not be offered by every Seligman mutual fund. Please consult the relevant fund's current Prospectus to determine if it offers Class I shares. Exchanges will be made at each fund's respective NAV. Exchanges generally must be requested in writing and received by Seligman Advisors by 4:00 p.m. Eastern time to receive that day's NAV.

How to Sell Shares

Generally, institutional shareholders must send written instructions to SDC to sell Fund shares. SDC will send proceeds from a sale by means agreed on between each institutional shareholder and SDC. Sales handled by an authorized dealer or financial advisor generally must follow the same procedure. The Fund does not charge any fees and expenses for a sale handled by an authorized dealer or financial advisor, but the dealer or financial advisor may charge a service fee. SDC may require additional documents to sell Fund shares. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Important Policies That May Affect Your Account

To protect you and other shareholders, the Fund reserves the right to:

o Refuse an exchange request or a purchase request when there appears to be evidence of a pattern of frequent purchases and sales made in response to short-term considerations;

o    Refuse any request to buy Fund shares;

o    Reject any request received by telephone;

o Close your account if it does not have a certified taxpayer identification number.

Dividends and Capital Gain Distributions


The Fund generally pays any dividends from its net investment income and distributes net capital gains realized on investments annually. It is expected that the Fund's distributions will be primarily capital gains. The Fund has a substantial capital loss carryforward that is available for offset against future net captial gains, expiring in various amounts through 2010. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.


Institutional shareholders such as tax-deferred retirement plans and qualified tuition programs generally will have dividend and capital gain distributions reinvested in additional Fund shares. Other institutional shareholders may elect to:

(1)  reinvest both dividends and capital gain distributions;

(2)  receive dividends in cash and reinvest capital gain distributions; or

(3)  receive both dividends and capital gain distributions in cash.

If you want to change your election, you may write to SDC at the address listed on the back cover of this Prospectus or, an authorized dealer or financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Cash dividends and capital gain distributions that are not reinvested will be sent by means agreed on

Dividend:

A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest earned on portfolio securities less expenses).

Capital Gain Distribution:

A payment to mutual fund shareholders which represents profits realized on the sale of securities in a fund's portfolio.

Ex-dividend Date:

The day on which any declared distributions (dividends or capital gains) are deducted from a fund's assets before it calculates its NAV.

between SDC and each institutional shareholder. Such distributions can be sent by check or by wire transfer, or, if you have current ACH bank information on file, directly deposited into a predesignated bank account, generally within 2 business days from the payable date.


Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the ex-dividend date.

Taxes

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Tax-deferred retirement plans and qualified tuition programs are not taxed currently on dividends or capital gain distributions or on exchanges.

Dividends paid by the Fund are taxable to you as ordinary income. You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

The Seligman Mutual Funds

Equity

Specialty

Seligman Communications and Information Fund+

Seeks capital appreciation by investing in companies operating in all aspects of the communications, information, and related industries.

Seligman Emerging Markets Fund+

Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund

Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

Small Company

Seligman Frontier Fund+

Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund+

Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Small-Cap Value Fund+

Seeks long-term capital appreciation by investing in equities of small companies, deemed to be "value" companies by the investment manager.

Medium Company

Seligman Capital Fund+

Seeks capital appreciation by investing in the common stocks of companies with significant potential for growth.

Large Company

Seligman Common Stock Fund+


Seeks total return through a combination of capital appreciation and current income.

Seligman Global Growth Fund+

Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund+

Seeks long-term capital appreciation.


Seligman International Growth Fund+

Seeks long-term capital appreciation by investing in securities of medium-sized to large companies, primarily in the developed markets outside the US.

Seligman Large-Cap Value Fund+

Seeks long-term capital appreciation by investing in equities of large companies, deemed to be "value" companies by the investment manager.


Balanced

Seligman Income and Growth Fund+

Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

Fixed-Income

Income

Seligman High-Yield Bond Series+

Seeks to maximize current income by investing in a diversified portfolio of high-yielding, high-risk corporate bonds, commonly referred to as "junk bonds."

Seligman Investment Grade Fixed Income Fund+

Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective.

Seligman U.S. Government Securities Series

Seeks high current income primarily by investing in a diversified portfolio of securities guaranteed by the US government, its agencies, or instrumentalities, which have maturities greater than one year.

Municipal

Seligman Municipal Funds:

National Fund

Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*

Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California                Louisiana                 New Jersey
o High-Yield              Maryland                  New York
o Quality                 Massachusetts             North Carolina
Colorado                  Michigan                  Ohio
Florida                   Minnesota                 Oregon
Georgia                   Missouri                  Pennsylvania
                                                    South Carolina

* A small portion of income may be subject to state and local taxes.

Money Market

Seligman Cash Management Fund+


Seeks to preserve capital and to maximize liquidity and current income, by investing only in high-quality money market securities having a dollar-weighted average portfolio maturity of 90 days or less. The fund seeks to maintain a constant net asset value of $1.00 per share.


ASSET ALLOCATION

Seligman Time Horizon/Harvester Series. Inc. is an asset-allocation type mutual fund. It offers four different asset allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Time Horizon 30 Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Time Horizon 20 Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Time Horizon 30 Fund.

Seligman Time Horizon 10 Fund

Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as domestic fixed-income securities.

Seligman Harvester Fund

Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization domestic and international equity securities supplemented by a larger allocation of fixed-income securities and cash than Seligman Time Horizon 10 Fund.

------------
+ Offers Class I Shares.

Financial Highlights


The table below is intended to help you understand the financial performance of the Fund's Class I shares since inception. Certain information reflects financial results for a single share of Class I shares held throughout the period shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all your dividends and capital gain distributions. Total return does not reflect any sales charges and
is not annualized. [   ], independent auditors, have audited this information.
Their report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.

                                                                         Year           11/30/01**
                                                                        ended               to
CLASS I                                                                12/31/02          12/31/01
------------------------------------------------------------------------------------------------------
Per Share Data:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $      25.56        $    24.42
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                              (0.17)            (0.01)
------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)          (9.16)             1.15
------------------------------------------------------------------------------------------------------
Total from investment operations                                            (9.33)             1.14
------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $      16.23        $    25.56
Total Return:                                                              (36.50)%            4.67%
======================================================================================================
Ratios/Supplemental Data:
------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                             $      9,798        $      106
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                      1.11%             0.93%+
------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets                 (0.91)%           (0.67)%+
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                     89.61%           122.83%++
------------------------------------------------------------------------------------------------------
Without expense reimbursement:#

------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                      1.12%             1.50%+
------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets                 (0.92)%           (1.25)%+
------------------------------------------------------------------------------------------------------


------------
 * Per share amounts are calculated based on average shares outstanding. ** Commencement of offering of shares.
 +  Annualized.
  # For the year ended December 31, 2001.


  # Seligman, at its discretion, reimbursed certain expenses of Class I shares.

How to Contact Us

The Fund .........................................   Write: ...........Corporate Communications/
                                                                       Investor Relations Department
                                                                       J. & W. Seligman & Co. Incorporated
                                                                       100 Park Avenue, New York, NY 10017

                                                     Phone: ...........Toll-Free (800) 221-7844 in the US or
                                                                       (212) 850-1864 outside the US

                                                     Website: .........http://www.seligman.com


Your Regular (Non-Retirement) Account ............   Write: ...........Shareholder Services Department
                                                                       Seligman Data Corp.
                                                                       100 Park Avenue, New York, NY 10017

                                                     Phone: ...........Toll-Free (800) 221-2450 in the US or
                                                                       (212) 682-7600 outside the US

                                                     Website: .........http://www.seligman.com


Your Retirement Account ..........................   Write: ...........Retirement Plan Services
                                                                       Seligman Data Corp.
                                                                       100 Park Avenue, New York, NY 10017

                                                     Phone: ...........Toll-Free (800) 445-1777

24-hour automated telephone access is available by calling (800) 622-4597 on a touchtone telephone. You will have instant access to price, yield, account balance, most recent transactions, and other information. Alternatively, you may access our website at http://www.seligman.com.

     For More Information


     The information below is available without charge upon request by calling toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.


     Statement of Additional Information (SAI) contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

     Annual/Semi-Annual Reports contain additional information about the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

     This Prospectus is intended for use in connection with certain tax-deferred investment programs.

     Information about the Fund, including the SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 942-8090. The SAI, Annual/Semi-Annual reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site: http://www.sec.gov.

     Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

     SEC FILE NUMBER: 811-3596

               SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.


                       Statement of Additional Information
                                   May 1, 2003


                                 100 Park Avenue
                            New York, New York 10017
                                 (212) 850-1864

                       Toll Free Telephone: (800) 221-2450
      For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777


This Statement of Additional Information (SAI) expands upon and supplements the information contained in the current Prospectus of Seligman Communications and Information Fund, Inc. (the Fund), dated May 1, 2003, offering Class A shares, Class B shares, Class C shares, Class D shares and Class R shares, and the current Prospectus dated May 1, 2003, offering Class I shares (together, the Prospectuses). This SAI, although not in itself a Prospectus, is incorporated by reference into the Prospectuses in its entirety. It should be read in conjunction with the Prospectuses, which you may obtain by writing or calling the Fund at the above address or telephone numbers.


The financial statements and notes included in the Fund's Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.

                                Table of Contents


            Fund History ........................................    2
            Description of the Fund and its Investments and Risks    2
            Management of the Fund ..............................    7
            Control Persons and Principal Holders of Securities .   11
            Investment Advisory and Other Services ..............   11
            Brokerage Allocation and Other Practices ............   18
            Capital Stock and Other Securities ..................   19
            Purchase, Redemption, and Pricing of Shares .........   19
            Taxation of the Fund ................................   25
            Underwriters ........................................   26
            Calculation of Performance Data .....................   27
            Financial Statements ................................   30
            General Information .................................   30
            Appendix ............................................   31

                                  Fund History

The Fund was incorporated under the laws of the state of Maryland in 1982.

              Description of the Fund and its Investments and Risks

Classification

The Fund is a diversified open-end management investment company, or mutual fund.

Investment Strategies and Risks

The following information regarding the Fund's investments and risks supplements the information contained in the Fund's Prospectuses.

Foreign Securities. The Fund may invest in commercial paper and certificates of deposit issued by foreign banks and may invest either directly or through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), or Global Depositary Receipts (GDRs) (collectively, Depositary Receipts) in other securities of foreign issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a US company and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to US companies. Foreign securities may not be as liquid as US securities and there may be delays and risks attendant in local settlement procedures. Securities of foreign companies may involve greater market risk than securities of US companies, and foreign brokerage commissions and custody fees are generally higher than those in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability, the possible nationalization of issuers and the risk of expropriation or restrictions on the repatriation of proceeds of sale. In addition, foreign investments may be subject to withholding and other taxes.

Depositary Receipts are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. ADRs, which are traded in dollars on US Exchanges or over-the-counter, are issued by domestic banks and evidence ownership of securities issued by foreign corporations. EDRs are typically traded in Europe. GDRs are typically traded in both Europe and the United States. Depositary Receipts may be issued under sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities traded in the form of a Depositary Receipt. In unsponsored programs, the issuers may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored Depositary Receipt programs are generally similar, the issuers of securities represented by unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and therefore, the import of such information may not be reflected in the market value of such receipts. The Fund may invest up to 10% of its total assets in foreign securities that it holds directly, but this 10% limit does not apply to foreign securities held through Depositary Receipts which are traded in the United States or to commercial paper and certificates of deposit issued by foreign banks.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amounts of the Fund's assets to be invested within various countries is not known.

Repurchase Agreements. The Fund may enter into repurchase agreements with commercial banks and broker/dealers as a short-term cash management tool. A repurchase agreement is an agreement under which the Fund acquires a security, generally a US Government obligation, subject to resale at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the period of time the Fund holds the security and is unrelated to the interest rate on the security. The Fund's repurchase agreements will at all times be fully collateralized.

Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, a decline in value of the underlying securities and a loss of interest. Repurchase agreements are typically entered into for periods of one week or less. As a matter of fundamental policy, the Fund will not enter into repurchase agreements of more than one week's duration if more than 10% of its net assets would be so invested.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 (1933 Act)) and other securities that are not readily marketable. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Fund's Board of Directors may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Directors make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.


Borrowing. The Fund may from time to time borrow money to increase its portfolio of securities or for other purposes. Under the 1940 Act, the Fund is generally permitted to borrow from banks in amounts not exceeding one third of the value of its total assets, less liabilities other than such borrowings. Borrowings may be secured by a mortgage or pledge of the Fund's assets.


Borrowed money creates an opportunity for greater capital appreciation, but at the same time increases exposure to capital risk. The net cost of any money borrowed would be an expense that otherwise would not be incurred, and this expense will limit the Fund's net investment income in any given period.

Any gain in the value of securities purchased with money borrowed in excess of the cost of amounts borrowed would cause the net asset value of the Fund's shares to increase more than otherwise would be the case. Conversely, any decline in the value of securities purchased with money borrowed or any gain in value less than the cost of amounts borrowed would cause net asset value to decline more than would otherwise be the case.


Commodities and Commodity Contracts. The Fund may purchase and sell commodities and commodity contracts only to the extent that such activities do not result in the Fund being a "commodity pool" as defined in the Commodity Exchange Act and the Commodity Futures Trading Commission's regulations and interpretations thereunder. The investment manager must seek approval of the Board of Directors to invest in any new type of commodity if it is of a type the Fund has not previously utilized.

Short Sales. The Fund may not sell "short" or maintain a "short position".

Rights and Warrants. The Fund may invest in common stock rights and warrants believed by the investment manager to provide capital appreciation opportunities. The investment manager must seek Board approval to invest in any warrant if its is of a type the Fund has not previously invested. Common stock rights and warrants received as part of a unit or attached to securities purchased (i.e., not separately purchased) are not included in the Fund's investment restrictions regarding such securities.


The Fund may not invest in rights and warrants if, at the time of acquisition, the investment in rights and warrants would exceed 5% of the Fund's net assets, valued at the lower of cost or market. In addition, no more than 2% of net assets may be invested in warrants not listed on the New York or American Stock Exchanges. For purposes of this restriction, rights and warrants acquired by the Fund in units or attached to securities may be deemed to have been purchased without cost.


Options. The investment manager must seek approval of the Board of Directors to invest in any option if it is of a type the Fund has not previously utilized. Pursuant to this policy, the Board has approved the Manager's request that the Fund be permitted to purchase put options, call options, put spreads and collars, and to sell covered call options (i.e., where the Fund owns the underlying security). Put options, call options, put spreads and collars are described below.

An option is a contract that gives the holder the right to purchase ("call") or sell ("put") a specified security for an agreed upon price at any time before the contract's expiration date. The amount paid for an option is known as the premium, and the exercise price is known as the strike price. The purchaser of an option has the right, but not the obligation, to purchase or sell a security. The seller (or "writer") of an option, conversely, has an obligation to sell or purchase a security if the option is exercised. Some options have standardized terms and are traded on securities exchanges. Others are privately negotiated and have no or only a limited trading market. Options may be used individually or in combinations (e.g., put spreads and collars) to hedge securities positions or to seek increased investment returns.

Put spreads and collars are designed to protect against a decline in value of a security an investor owns. A collar involves the purchase of a put and the simultaneous writing of a call on the same security at a higher strike price. The put protects the investor from a decline in the price of the security below the put's strike price. The call means that the investor will not benefit from increases in the price of the stock beyond the call's strike price. In a put spread, an investor purchases a put and simultaneously writes a put on the same security at a lower strike price. This combination protects the investor against a decline in the stock price down to the lower strike price. The premium received for writing the call (in the case of a collar) or writing the put (in the case of a put spread) offsets, in whole or in part, the premium paid to purchase the put.

Options transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested. A person who purchases options runs the risk of losing the entire premium paid if the option expires "out of the money" (i.e., if the strike price for a call option is higher than the market price, or the strike price for a put option is lower than the market price). A person who writes options earns premium income but is subject to the risk of having to sell a security at less than its market price (or buy a security at more than its market price).


Lending of Portfolio Securities. The Fund may lend portfolio securities to broker/dealers or other institutions, if the investment manager believes such loans will be beneficial to the Fund. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on the securities. The Fund may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans made by the Fund will generally be short-term. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the Fund is insufficient to replace the loaned securities. In addition, the Fund is responsible for any loss that might result from its investment of the borrower's collateral.


Other Investment Companies. The Fund may invest in securities issued by other investment companies. Such investments are subject to the limitations on investments in other investment companies imposed by the 1940 Act, which generally prohibits the Fund from holding more than 3% of the outstanding voting securities of another investment company, and from investing more than 5% of its total assets in any one investment company, or more than 10% of its total assets in other investment companies overall. The Fund's investments in other investment companies may include investment in exchange-traded funds ("ETFs") if appropriate investment opportunities arise. ETFs are registered funds that trade on a stock exchange and generally seek to track the performance of a specified securities index.

If the Fund invests in other investment companies, shareholders would bear not only their proportionate share of the Fund's expenses (including operating expenses and advisory fees), but also similar expenses of the underlying investment companies.

Investments to Control. The Fund may not invest for the purpose of controlling or managing any company. If a fund acquires a large percentage of the securities of a single issuer, it could be deemed to have invested in such issuer for the purpose of exercising control. If the Fund were to make such acquisitions, there is a risk that the Fund would become less diversified, which could increase the volatility of the Fund and increase the Fund's exposure to market, credit and other risks associated with certain issuers' financial condition and business operations.


Except as otherwise specifically noted above, the Fund's investment strategies are not fundamental and the Fund, with the approval of the Board of Directors, may change such strategies without the vote of shareholders.


Fundamental Restrictions

The Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the Fund's outstanding voting securities. Under these policies, the Fund may not:

      - Purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time;

      - Purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

      - Issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

      - Make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

      - Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security or in connection with investments in other investment companies;

      - Purchase or hold any real estate, except the Fund may invest in securities secured by real estate or interests therein or issued by persons (including real estate investment trusts) which deal in real estate or interests therein;

      - Make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act;

      - Invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, except that the Fund will invest at least 25% of the value of its total assets in securities of companies principally engaged in the communications, information and related industries and provided that this limitation shall exclude securities issued or guaranteed by the US Government or any of its agencies or instrumentalities; or

      - Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities.


The Fund also may not change its investment objective without shareholder approval.

Under the Investment Company Act of 1940, as amended (1940 Act), a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The Fund also may not acquire any securities of a registered open-end investment company or a registered unit investment trust in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act. This policy is not fundamental.

The Fund will provide shareholders with at least 60 days prior notice of any change in the Fund's "80%" investment policy as described in the Prospectus. Such notice will be provided in plain English in a separate written document and will contain the following prominent statement, in bold-face type: "Important Notice Regarding Change in Investment Policy". This prominent statement will also appear on the envelope in which the notice is delivered or, if the notice is delivered separately from other communications to shareholders, such statement will appear either on the notice or on the envelope in which the notice is delivered. This policy is not fundamental.

Temporary Defensive Position

In an attempt to respond to adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities, and securities of the US Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. The Fund's investments in foreign cash equivalents will be limited to those that, in the opinion of the investment manager, equate generally to the standards established for US cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States.

Portfolio Turnover


The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The Fund's portfolio turnover rates for the years ended December 31, 2002 and 2001 were __________% and 122.83%, respectively.


                             Management of the Fund

Board of Directors

The Board of Directors provides broad supervision over the affairs of the Fund.

Management Information

Information with respect to Directors and officers of the Fund is shown below. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.


                                                                                                              Number
                                                                                                                of
                                                                                                            Portfolios
                                Term of                                                                         in
                                Office                                                                         Fund
                                 and                                                                          Complex
                                Length                 Principal Occupation(s) During Past 5 Years,          Overseen
     Name, (Age),               of Time                               Directorships                             by
 Position(s) With Fund          Served*                           and Other Information                       Director
----------------------------------------------------------------------------------------------------------------------
                                                     INDEPENDENT DIRECTORS
----------------------------------------------------------------------------------------------------------------------
John R. Galvin (74)             1995 to           Dean Emeritus, Fletcher School of Law and Diplomacy             61
Director                        Date              at Tufts University; Director or Trustee of each of
                                                  the investment companies of the Seligman Group of
                                                  Funds**; Chairman Emeritus, American Council on
                                                  Germany; National Defense University and the
                                                  Institute for Defense Analyses. Formerly, Director,
                                                  USLIFE Corporation, life insurance; Governor of the
                                                  Center for Creative Leadership; Director, Raytheon
                                                  Co., defense and commercial electronics; and Trustee
                                                  of the Institute for Defense Analyses. From June
                                                  1987 to June 1992, he was the Supreme Allied
                                                  Commander, Europe and the Commander-in-Chief, United
                                                  States European Command.

Alice S. Ilchman (68)           1991 to           President Emeritus, Sarah Lawrence College; Director            61
Director                        Date              or Trustee of each of the investment companies of the
                                                  Seligman Group of Funds**; Director, Jeannette K.
                                                  Watson Summer Fellowship, summer internships for
                                                  college students; Trustee, Save the Children,
                                                  nonoprofit child-assistance organization, and the
                                                  Committee for Economic Development; Governor, Court
                                                  of Governors, London School of Economics; and
                                                  Director, Public Broadcasting Service (PBS).
                                                  Formerly, Chairman, The Rockefeller Foundation,
                                                  charitable foundation; and Director, New York
                                                  Telephone Company.

                                                                                                              Number
                                                                                                                of
                                                                                                            Portfolios
                                Term of                                                                         in
                                Office                                                                         Fund
                                 and                                                                          Complex
                                Length                 Principal Occupation(s) During Past 5 Years,          Overseen
     Name, (Age),               of Time                               Directorships                             by
 Position(s) With Fund          Served*                           and Other Information                       Director
 ---------------------          -------                           ---------------------                       --------
Frank A. McPherson (70)         1995 to           Retired Chairman of the Board and Chief Executive               61
Director                        Date              Officer of Kerr-McGee Corporation, diversified energy
                                                  company; Director or Trustee of each of the
                                                  investment companies of the Seligman Group of
                                                  Funds**; Director, ConocoPhillips, integrated
                                                  international oil corporation, Integris Health,
                                                  owner of various hospitals, BOK Financial, bank
                                                  holding company, Oklahoma Chapter of the Nature
                                                  Conservancy, Oklahoma Medical Research Foundation,
                                                  Boys and Girls Clubs of Oklahoma, Oklahoma City
                                                  Public Schools Foundation and Oklahoma Foundation
                                                  for Excellence in Education. Formerly, Director,
                                                  Kimberly-Clark Corporation, consumer products.

John E. Merow (73)              1982 to           Retired Chairman and Senior Partner, Sullivan &                 61
Director                        Date              Cromwell LLP, law firm; Director or Trustee of each
                                                  of the investment companies of the Seligman Group of
                                                  Funds**; Director, Commonwealth Industries, Inc.,
                                                  manufacturers of aluminum sheet products, the
                                                  Foreign Policy Association, Municipal Art Society of
                                                  New York, the U.S. Council for International
                                                  Business and New York-Presbyterian Hospital; Vice
                                                  Chairman, New York-Presbyterian Healthcare System,
                                                  Inc.; and Member of the American Law Institute and
                                                  Council on Foreign Relations.

Betsy S. Michel (61)            1984 to           Attorney; Director or Trustee of each of the                    61
Director                        Date              investment companies of the Seligman Group of
                                                  Funds**; Trustee, The Geraldine R. Dodge Foundation,
                                                  charitable foundation, and World Learning, Inc.,
                                                  charitable foundation.  Formerly, Chairman of the
                                                  Board of Trustees of St. George's School (Newport,
                                                  RI).

Leroy C. Richie (61)            2000 to           Chairman and Chief Executive Officer, Q Standards               60
Director                        Date              Worldwide, Inc., library of technical standards;
                                                  Director or Trustee of each of the investment
                                                  companies of the Seligman Group of Funds** (except
                                                  Seligman Cash Management Fund, Inc.); Director,
                                                  Kerr-McGee Corporation, diversified energy company,
                                                  and Infinity, Inc., oil and gas services and
                                                  exploration; Director and Chairman, Highland Park
                                                  Michigan Economic Development Corp.  Formerly,
                                                  Trustee, New York University Law Center Foundation;
                                                  Vice Chairman, Detroit Medical Center and Detroit
                                                  Economic Growth Corp.; and Chairman and Chief
                                                  Executive Officer, Capital Coating Technologies,
                                                  Inc., applied coating technologies; and Vice
                                                  President and General Counsel, Automotive Legal
                                                  Affairs, Chrysler Corporation.

James Q. Riordan (75)              1991 to Date   Director or Trustee of each of the investment                     61
Director                                          companies of the Seligman Group of Funds**;
                                                  Director or Trustee, The Houston Exploration
                                                  Company, oil exploration, and the Committee for
                                                  Economic Development.  Formerly, Vice Chairman,
                                                  Mobil Corporation, petroleum and petrochemicals;
                                                  Co-Chairman of the Policy Council of the Tax
                                                  Foundation; Director and President, Bekaert
                                                  Corporation, high-grade steel cord, wire and
                                                  fencing products; and a Director or Trustee of
                                                  Tesoro Petroleum Companies, Inc., Dow Jones &
                                                  Company, Inc., business and financial news,
                                                  KeySpan Corporation, diversified energy and
                                                  electric company, The Brooklyn Museum and the
                                                  Public Broadcasting Service (PBS).

Robert L. Shafer (70)           1982 to           Retired Vice President, Pfizer Inc.,                            61
Director                        Date              pharmaceuticals; Director or Trustee of each of the
                                                  investment companies of the Seligman Group of
                                                  Funds**.  Formerly, Director, USLIFE Corporation,
                                                  life insurance.

James N. Whitson (68)           1993 to           Retired Executive Vice President and Chief                      61
Director                        Date              Operating Officer, Sammons Enterprises, Inc., a
                                                  diversified holding company; Director or Trustee of
                                                  each of the investment companies of the Seligman
                                                  Group of Funds**; Director, Sammons Enterprises,
                                                  Inc.; and Director, C-SPAN, cable television
                                                  networks, and CommScope, Inc., manufacturer of
                                                  coaxial cable.  Formerly, Consultant, Sammons
                                                  Enterprises, Inc.

                                                                                                              Number
                                                                                                                of
                                                                                                            Portfolios
                                Term of                                                                         in
                                Office                                                                         Fund
                                 and                                                                          Complex
                                Length                 Principal Occupation(s) During Past 5 Years,          Overseen
     Name, (Age),               of Time                               Directorships                             by
 Position(s) With Fund          Served*                           and Other Information                       Director
----------------------------------------------------------------------------------------------------------------------
                                 INTERESTED DIRECTORS AND PRINCIPAL OFFICERS
----------------------------------------------------------------------------------------------------------------------
Paul C. Guidone*** (45)         2002 to           Managing Director and Chief Investment Officer, J. &            60
Director                        Date              W. Seligman & Co. Incorporated, Director or Trustee
                                                  of each of the investment companies of the Seligman
                                                  Group of Funds**, with the exception of Seligman
                                                  Cash Management Fund, Inc.; Member of the
                                                  Association of Investment Management and Research,
                                                  the New York Society of Security Analysts and the
                                                  London Society of Investment Professionals. Formerly
                                                  Deputy Chairman and Group Chief Executive Officer of
                                                  HSBC Asset Management and, prior to that, Managing
                                                  Director and Chief Investment Officer of Prudential
                                                  Diversified Investments.

William C. Morris*** (65)       1988 to           Chairman, J. & W. Seligman & Co. Incorporated,                  61
Director and Chairman of        Date              Chairman of the Board and Director or Trustees of
the Board                                         each of the investment companies of the Seligman
                                                  Group of Funds**; Chairman, Seligman Advisors, Inc.,
                                                  Seligman Services, Inc. and Carbo Ceramics Inc.,
                                                  manufacturer of ceramic proppants for oil and gas
                                                  industry; and Director, Seligman Data Corp..
                                                  Formerly, Director, Kerr McGee Corporation, a
                                                  diversified energy company and Chief Executive
                                                  Officer of each of the investment companies of the
                                                  Seligman Group of Funds.

Brian T. Zino*** (50)           Dir.: 1993        Director and President, J. & W. Seligman & Co.                  61
Director, President and         to Date           Incorporated; President, Chief Executive Officer and
Chief Executive Officer         Pres.:            Director or Trustee of each of the investment
                                1995 to           companies of the Seligman Group of Funds**; Director,
                                Date              Seligman Advisors, Inc. and Seligman Services, Inc.;
                                CEO.:             Chairman, Seligman Data Corp.; Member of the Board of
                                Nov. 2002         Governors of the Investment Company Institute; and
                                to Date           Vice Chairman, ICI Mutual Insurance Company.

Paul H. Wick (40)               1990 to           Director and Managing Director, J. & W. Seligman &             N/A
Vice President and              Date              Co. Incorporated since November 1997 and January
Portfolio Manager                                 1995, respectively; Vice President of Seligman
                                                  Portfolios, Inc. and Portfolio Manager of its
                                                  Communications and Information Portfolio.  Mr. Wick
                                                  is also Vice President and Portfolio Manager of
                                                  Seligman New Technologies Fund, Inc. and Seligman New
                                                  Technologies Fund II, Inc.  He joined J. & W.
                                                  Seligman & Co. Incorporated in 1987 as an Associate,
                                                  Investment Research.

Thomas G. Rose (45)             2000 to           Senior Vice President, Finance, J. & W. Seligman &             N/A
Vice President                  Date              Co. Incorporated, Seligman Advisors, Inc. and
                                                  Seligman Data Corp.; Vice President of each of the
                                                  investment companies of the Seligman Group of Funds**
                                                  and of Seligman Services, Inc. and Seligman
                                                  International, Inc.  Formerly, Treasurer of each of
                                                  the investment companies of the Seligman Group of
                                                  Funds and of Seligman Data Corp.

Lawrence P. Vogel (46)          V.P.: 1992        Senior Vice President and Treasurer, Investment                N/A
Vice President                  to Date           Companies, J. & W. Seligman & Co. Incorporated; Vice
 and Treasurer                  Treas.:           President and Treasurer of each of the investment
                                2000 to           companies of the Seligman Group of Funds** and of
                                Date              Seligman Data Corp.  Formerly, Senior Vice President,
                                                  Finance, J. & W. Seligman & Co. Incorporated,
                                                  Seligman Advisors, Inc., Seligman International, Inc.
                                                  and Seligman Data Corp.; Vice President, Seligman
                                                  Services, Inc.; and Treasurer, Seligman
                                                  International, Inc. and Seligman Henderson Co.

Frank J. Nasta (38)             1994 to           Managing Director, General Counsel and Corporate               N/A
Secretary                       Date              Secretary, J. & W. Seligman & Co. Incorporated;
                                                  Secretary, of each of the investment companies of the
                                                  Seligman Group of Funds**; and Corporate Secretary,
                                                  Seligman Advisors, Inc., Seligman Services, Inc.,
                                                  Seligman International, Inc. and Seligman Data Corp.
                                                  Formerly, Corporate Secretary, Seligman Henderson Co.
                                                  and Senior Vice President, Law and Regulation, J. &
                                                  W. Seligman & Co. Incorporated.

----------
* Each Director serves for an indefinite term, until the election and qualification of his successor or until his earlier death, resignation or removal. Each officer is elected annually by the Board.

** The Seligman Group of Funds consists of twenty-three registered investment companies.


*** Mr. Guidone, Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the 1940 Act, by virtue of their positions with
      J. & W. Seligman & Co. Incorporated and its affiliates.

Mr. Whitson is a director of a private company that indirectly controls a broker-dealer and has an option to acquire control of another broker-dealer in 2007. Both broker-dealers distribute the Fund's shares.


The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested" persons of the Fund as that term is defined in the 1940 Act. The duties of these Committees are described below.


Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Corporation. The Committee met __________ times during the year ended December 31, 2002. Members of the Committee are Messrs. McPherson (Chairman), Galvin, Riordan, Merow, Richie, Shafer and Whitson, and Dr. Ilchman and Ms. Michel.

Audit Committee. This Committee recommends the independent public accountants for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of the Fund's financial reporting process and operates pursuant to a written charter. The Committee met ________ during the year ended December 31, 2002. Members of the Committee are Messrs. Whitson (Chairman), Galvin, Merow, and Richie, and Ms. Michel.

Director Nominating Committee. This Committee selects and nominates persons for election as Directors by the Board. In addition, if a shareholder meeting is held where Directors are to be elected, the Committee will select and nominate persons for election as Directors at such shareholder meeting. The Committee will consider suggestions from shareholders submitted in writing to the Secretary of the Fund. The Committee met _____________during the year ended December 31, 2002. Members of the Committee are Messrs. Shafer (Chairman), Pitney, McPherson, and Riordan, and Dr. Ilchman.


Beneficial Ownership of Shares


As of December 31, 2002, the Directors beneficially owned shares in the Fund and the Seligman Group of Funds as follows:



                                                                           Aggregate Dollar Range of Shares
                                      Dollar Range of Fund Shares Owned   Owned by Director in the Seligman
               Name                              By Director                       Group of Funds
-------------------------------------------------------------------------------------------------------------
                                           INDEPENDENT DIRECTORS
-------------------------------------------------------------------------------------------------------------
Robert B. Catell
John R. Galvin
Alice S. Ilchman
Frank A. McPherson
John E. Merow
Betsy S. Michel
Leroy C. Richie
James Q. Riordan
Robert L. Shafer
James N. Whitson
-------------------------------------------------------------------------------------------------------------
                                            INTERESTED DIRECTORS
-------------------------------------------------------------------------------------------------------------
Paul C. Guidone
William C. Morris                                                                   Over $100,000
Brian T. Zino                                                                       Over $100,000

Compensation


                                                                  Pension or             Total Compensation
                                         Aggregate             Retirement Benefits          from Fund and
            Name and                   Compensation            Accrued as Part of         Fund Complex Paid
       Position with Fund              from Fund (1)             Fund Expenses           to Directors (1)(2)
       ------------------              -------------             -------------           -------------------
John R. Galvin, Director             $________________                N/A                 $________________
Alice S. Ilchman, Director            ________________                N/A                  ________________
Frank A. McPherson, Director          ________________                N/A                  ________________
John E. Merow, Director               ________________                N/A                  ________________
Betsy S. Michel, Director             ________________                N/A                  ________________
James C. Pitney, Director(3)          ________________                N/A                  ________________
Leroy C. Richie, Director             ________________                N/A                  ________________
James Q. Riordan, Director            ________________                N/A                  ________________
Robert L. Shafer, Director            ________________                N/A                  ________________
James N. Whitson, Director            _______________(4)              N/A                  _______________(4)

----------
(1)   For the Fund's year ended December 31, 2001.

(2)   The Seligman Group of Funds consists of twenty-three investment companies.


(3)   Mr. Pitney retired from the Board of Directors effective May 16, 2002.

(4)   Deferred.

No compensation is paid by the Funds to Directors or officers of the Funds who are employees of Seligman.

The Fund has adopted a deferred compensation plan under which independent directors may elect to defer receiving their fees. A director who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by J. & W. Seligman & Co. Incorporated (Seligman), as designated by the director. The cost of such fees and earnings is included in directors' fees and expenses, and the accumulated balance thereof is included in other liabilities in the Fund's financial statements. The total amount of deferred compensation (including earnings/losses) payable in respect of the Fund to Mr. Whitson as of December 31, 2002 was $_______________.

Mr. Merow no longer defers current compensation; however, he has accrued deferred compensation (including earnings/losses) in the amount of $_______________, as of December 31, 2002.


The Fund may, but is not obligated to, purchase shares of the other funds in the Seligman Group of Funds to hedge its obligations in connection with the Fund's deferred compensation plan.


Class A shares of the Fund may be issued without a sales charge to present and former directors or trustees (and their family members) of the Fund.


Code of Ethics

Seligman, Seligman Advisors, Inc. (Seligman Advisors), their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and employees (collectively, Employees) are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Director of Compliance, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another's intention, to purchase or sell a security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering, unless an exemption has been obtained from Seligman's Director of Compliance.


The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.

Employees are required, except under very limited circumstances, to engage in personal securities transactions through Seligman's order desk or through an authorized dealer or investment advisor designated by Seligman. All Employee personal securities transactions must be pre-cleared by Seligman's compliance department. The compliance department and the order desk maintain a list of securities that may not be purchased due to a possible conflict with clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.


A copy of the Code of Ethics is on public file with, and is available upon request from, the Securities and Exchange Commission (SEC). You can access it through the SEC's Internet site, www.sec.gov.


               Control Persons and Principal Holders of Securities

Control Persons


As of April __________, 2003, there was no person or persons who controlled the Fund, either through a significant ownership of shares or any other means of control.


Principal Holders


As of April __________, 2003, _________% of the Fund's Class A shares of capital stock then outstanding, ___________% of the Fund's Class B shares of capital stock then outstanding and ________________% of the Fund's Class D shares of capital stock then outstanding, were registered in the name of Merrill Lynch, Pierce, Fenner & Smith Incorporated FBO Customers, Attn. Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246. As of the same date, ____________% and ___________% of the Fund's Class I shares of capital stock then outstanding, were registered in the names of Investors Fiduciary Trust Co Trustee for the J. & W. Seligman & Co. Incorporated Matched Accumulation Plan, Attn Pension Plan Services, 100 Park Avenue, New York, NY 10017 and Investors Fiduciary Trust Co Trustee for the Seligman Data Corp 401K/Thrift Plan, Attn Pension Plan Services, 100 Park Avenue, New York, New York 10017, respectively. As of the same date, there were no principal holders who owned 5% or more of the Fund's Class C shares of the then outstanding shares of capital stock of the Fund.


Management Ownership


As of April _____, 2003, Directors and officers of the Fund as a group owned less than 1% of the Fund's Class A shares of the then outstanding shares of capital stock of the Fund. As of the same date, Directors and officers of the Fund did not own any shares of Class B shares, Class C shares, Class D shares or Class R shares (which are new) of the Fund.

As of April ______, 2003, Directors and officers of the Fund as a group owned ____________% of the Fund's Class I shares of the Fund


                     Investment Advisory and Other Services

Investment Manager

Subject to the control of the Fund's Board of Directors, Seligman manages the investment of the assets of the Fund and administers its business and other affairs pursuant to a management agreement approved by the Board of Directors and the initial shareholders of the Fund (Management Agreement). Seligman also serves as investment manager to twenty-two other US registered investment companies which, together with the Fund, make up the "Seligman Group of Funds." There are no other management-related service contracts under which services are provided to the Fund. No person or persons, other than the directors, officers or employees of Seligman and the Fund, regularly advise the Fund with respect to its investments.


Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman of Seligman and Chairman of the Board of Directors and Chairman. of the Fund, owns a majority of the outstanding voting securities of Seligman and is a controlling person of Seligman. See the Appendix to this SAI for information regarding the history of Seligman.

All of the officers of the Fund listed above are officers or employees of Seligman. Their affiliations with the Fund and with Seligman are provided under their principal business occupations.


The Fund pays Seligman a management fee for its services, calculated daily and payable monthly. The management fee is equal to .90% per annum of the Fund's average daily net assets on the first $3 billion of net assets, .85% per annum of the Fund's average daily net assets on the next $3 billion of net assets and ..75% per annum of the Fund's average daily net assets in excess of $6 billion. For the year ended December 31, 2002, the Fund paid Seligman $____________________, equal to ________% per annum of its average daily net assets. For the year ended December 31, 2001, the Fund paid Seligman $56,952,856, equal to .85% per annum of its average daily net assets. For the year ended December 31, 2000, the Fund paid Seligman $88,032,723, equal to .82% per annum of its average daily net assets.


The Fund pays all of its expenses other than those assumed by Seligman, including administration, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Fund and its shares under Federal and State securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of directors of the Fund not employed by or serving as a Director of Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses.

The Management Agreement provides that Seligman will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Agreement.

The Management Agreement was initially approved by the Board of Directors at a Meeting held on September 30, 1988 and by the shareholders at a special meeting held on December 16, 1988. Amendments to the Management Agreement, effective February 8, 1996, to increase the fee rate payable to Seligman by the Fund, were approved by the Board of Directors on September 21, 1995 and by the shareholders at a special meeting held on February 7, 1996. The Management Agreement will continue in effect until December 31 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Fund and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and (2) Seligman shall not have notified the Fund at least 60 days prior to December 31 of any year that it does not desire such continuance. The Management Agreement may be terminated by the Fund, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. The Fund has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.


At the November 21, 2002 Board of Directors meeting, the Board unanimously approved the continuance of the Management Agreement. In preparation for the meeting, the Board requested and reviewed a wide variety of materials from Seligman, including extensive performance and expense information for other mutual funds compiled by third parties, and the Independent Directors conferred with their counsel at the meeting prior to voting. In their determinations with respect to continuance of the Management Agreement, the Board considered many factors, including, but not limited to: (1) the investment results achieved by Seligman for the Fund (including investment performance comparisons with other comparable investment companies and certain indices); (2) the nature and quality of the administrative services rendered by Seligman; (3) the payments received by Seligman and its affiliates from all sources involving both the Fund and the other investment companies in the Seligman Group of Funds; (4) the costs borne by, and profitability of, Seligman and its affiliates in providing service of all types to the Fund and to the other investment companies in the Seligman Group; (5) information concerning the Fund's expense ratio and competitive industry fee structures and expense ratios, including, specifically, the relationship of the Fund's management fee rates to those typically paid by similar funds; (6) Seligman's policies and practices regarding allocation of portfolio transactions, including the use of brokers or dealers that provided research and other services to Seligman and the benefits derived from such services to the Fund and to Seligman; (7) portfolio turnover for the Fund and other comparable investment companies; (8) Seligman's willingness to consider and, when desirable, implement organizational and operational changes designed to improve investment results; and (9) the fall-out benefits which Seligman and its affiliates receive from Seligman's relationship to the Fund. In its deliberations, the Board did not identify any particular information that was all-important or controlling. Rather, the Board evaluated all information available to it and determined that the compensation paid to Seligman under the Management Agreement was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board (and each Director) considered relevant in the exercise of its (or such Director's) reasonable judgment.

Certain of the factors addressed by the Board in reaching its determination are discussed in more detail below.


Portfolio Performance. The Board of Directors considered the performance of the Fund as compared to the performance of other comparable mutual funds and as compared to appropriate securities indices. Directors also considered the nature and quality of the investment advice rendered by Seligman. In addition to the information received by the Directors in connection with the November 21, 2002 Board of Directors meeting, the Board receives detailed information related to performance of the Fund at each Board meeting during the year.


Expenses of the Fund. The Board also considered the management fee rate paid by the Fund to Seligman and the other expenses of the Fund, in comparison to both the quality of services provided and the fees and expenses of funds with similar characteristics.


Costs of Providing Service and Profitability. The Directors reviewed information concerning profitability of Seligman's investment advisory and investment company activities and its financial condition based on results for 2001 and 2002 (through September 30) and estimates for full-year 2002. The information considered by the Board of Directors included operating profit margin information for Seligman's investment company business alone (i.e., excluding results of its affiliates) and on a consolidated basis. The Board of Directors also reviewed profitability data and estimated profitability data for each of the investment companies of the Seligman Group of Funds on a fund-by-fund basis. The Board of Directors reviewed certain assumptions and methods of allocation used by Seligman in preparing fund-specific profitability data. While Seligman believes that the methods of allocation used were reasonable, there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as Seligman's where each of the advisory products draws on, and benefits from, the pooled research of the organization.


Fall-Out Benefits. The Directors considered the services provided to the Fund and its shareholders by Seligman Services, Inc. (Seligman Services), an affiliate of Seligman, and the 12b-1 fees the Fund pays to Seligman Services in respect of shares of the Fund held in accounts for which there would not otherwise be a broker of record.

Principal Underwriter

Seligman Advisors, an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of the Fund and of each of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Fund. Those individuals identified above under "Management Information" as directors or officers of both the Fund and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Manager

Under the Management Agreement, dated December 29, 1988, as amended February 8, 1996, subject to the control of the Board of Directors, Seligman manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and policies, and administers its business and other affairs. Seligman provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of directors of the Fund who are employees or consultants of Seligman and of the officers and employees of the Fund. Seligman also provides senior management for Seligman Data Corp., the Fund's shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to the Fund.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman, regularly advise the Fund with respect to its investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of the Fund, as set forth below:

Class A shares:

                                                                                   Regular Dealer
                                    Sales Charge           Sales Charge              Reallowance
                                     as a % of             as a % of Net              as a % of
Amount of Purchase               Offering Price(1)        Amount Invested          Offering Price
------------------               -----------------        ---------------          --------------
Less than $50,000                      4.75%                   4.99%                     4.25%
$50,000  -  $99,999                    4.00                    4.17                      3.50
$100,000  -  $249,999                  3.50                    3.63                      3.00
$250,000  -  $499,999                  2.50                    2.56                      2.25
$500,000  -  $999,999                  2.00                    2.04                      1.75
$1,000,000 and over                       0                       0                         0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

Class C shares:

                                                                                   Regular Dealer
                                      Sales Charge          Sales Charge             Reallowance
                                        as a % of          as a % of Net              as a % of
Amount of Purchase                  Offering Price(1)     Amount Invested          Offering Price
------------------                  -----------------     ---------------          --------------
Less than  $100,000                        1.00%                1.01%                    1.00%
$100,000  -  $249,999                      0.50                 0.50                     0.50
$250,000  -  $1,000,000                       0                    0                        0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.


Seligman Services is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Fund shares. For the years ended December 31, 2002, 2001 and 2000, Seligman Services received commissions in the amounts of $______________, $104,816 and $354,720, respectively.


Rule 12b-1 Plan

The Fund has adopted an Administration, Shareholder Services and Distribution Plan (12b-1 Plan) in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.


Under the 12b-1 Plan, the Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Fund's Class A, Class B, Class C, Class D and Class R shares. (There is no administration, shareholder services and distribution fee in respect of either Fund's Class I shares.) Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations (Service Organizations) for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from the Fund. Payments made by the Fund under the 12b-1 Plan are intended to be used to encourage sales of shares of the Fund, as well as to discourage redemptions.


Fees paid by the Fund under the 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of the Fund are allocated between the classes in accordance with a methodology approved by the Fund's Board of Directors. Expenses of distribution activities that benefit both the Fund and other Seligman funds will be allocated among the applicable funds based on relative gross sales during the quarter in which such expenses are incurred, in accordance with a methodology approved by the Board.

Class A


Under the 12b-1 Plan, the Fund, with respect to Class A shares, is authorized to pay monthly to Seligman Advisors a service fee at an annual rate of up to .25% of the average daily net asset value of the Class A shares. This fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Directors of the Fund. The Fund is not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expense incurred in one year by Seligman Advisors with respect to Class A shares of the Fund may be paid from Class A 12b-1 fees received from the Fund in any other year. If the Fund's 12b-1 Plan is terminated in respect of Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class A shares. The total amount paid by the Fund to Seligman Advisors in respect of Class A shares for the year ended December 31, 2002 was $________________, equivalent to ______% per annum of the Class A shares' average daily net assets.


Class B


Under the 12b-1 Plan, the Fund, with respect to Class B shares, is authorized to pay monthly a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class B shares. This fee is comprised of (1) a distribution fee equal to .75% per annum, subtantially all of which is paid directly to one or more third parties, have purchased Seligman Advisor's rights to this fee (the "Purchasers") to compensate them for having funded, at the time of sale of Class B shares (i) a 4% sales commission to Service Organizations and (ii) a payment of up to .35% of sales to Seligman Advisors to help defray its costs of distributing Class B shares; and (2) a service fee of up to .25% per annum which is paid to Seligman Advisors. A small portion of the distribution fee is paid to Seligman Advisors in connection with sales of Class B shares for which no commissions are paid. The service fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of Class B shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The amounts expended by Seligman Advisors or the Purchasers in any one year upon the initial purchase of Class B shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred in respect of Class B shares in one year to be paid from Class B 12b-1 fees received from the Fund in any other year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above. Seligman Advisors and the Purchasers are not reimbursed for expenses which exceed such fees. If the Fund's 12b-1 Plan is terminated in respect of Class B shares, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors or the Purchasers with respect to Class B shares. The total amount paid by the Fund in respect of Class B shares for the year ended December 31, 2002 was $___________________, equivalent to 1% per annum of the Class B shares' average daily net assets.


Class C

Under the 12b-1 Plan, the Fund, with respect to Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of .75% of the average daily net assets attributable to Class C shares is used, along with any CDSC proceeds during the first eighteen months, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to .25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of .25% of the net asset value of the Class C share sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class C shares for the year ended December 31, 2002 was $_______________, equivalent to 1% per annum of the Class C shares' average daily net assets.


The amounts expended by Seligman Advisors in any one year with respect to Class C shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class C shares in one year to be paid from Class C 12b-1 fees in any other year; however, in any year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.


As of December 31, 2002, Seligman Advisors incurred $________________ of expenses in respect of the Fund's Class C shares that were not reimbursed from the amount received from the Fund's 12b-1 Plan. This amount is equal to __________% of the net assets of Class C shares at December 31, 2002.


If the Fund's 12b-1 Plan is terminated in respect of Class C shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class C shares.

Class D


Under the 12b-1 Plan, the Fund, with respect to Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class D shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class D shares, a distribution fee of .75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to
(1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a .75% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to .25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of .25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class D shares for the year ended December 31, 2002 was $_________________, equivalent to 1% per annum of the Class D shares' average daily net assets.


The amounts expended by Seligman Advisors in any one year with respect to Class D shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one year to be paid from Class D 12b-1 fees in any other year; however, in any year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.


As of December 31, 2002, Seligman Advisors incurred $____________________ of expenses in respect of the Fund's Class D shares that were not reimbursed from the amount received from the Fund's 12b-1 Plan. This amount is equal to ________________% of the net assets of Class D shares at December 31, 2002.


If the Fund's 12b-1 Plan is terminated in respect of Class D shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class D shares.


Class R

Under the 12b-1 Plan, the Fund, with respect to Class R shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 0.50% of the average daily net asset value of the Class R shares. This 12b-1 fee is comprised of (1) a distribution fee equal to 0.25% of the average daily net assets attributable to the Class R shares and (2) a service fee of up to 0.25% of the average daily net asset value of the Class R shares. The 12b-1 fee is used by Seligman Advisors in one of two ways, depending on the payout option chosen by Service Organizations. This fee is used by Seligman Advisors as follows:

Option 1 - Service Organization opts for time-of-sale payment. A distribution fee of 0.25% of the average daily net assets attributable to such Class R shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class R shares of a 0.75% sales commission to the Service Organization, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class R shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class R shares is used to reimburse Seligman Advisors for its prepayment to the Service Organization at the time of sale of Class R shares of a service fee of 0.25% of the net asset value of the Class R shares sold (for shareholder services to be provided to Class R shareholders over the course of the one year immediately following the sale). After the initial one-year period following a sale of Class R shares, the 0.25% servicing fee is used to reimburse Seligman Advisors for its payments to the Service Organization for providing continuing shareholder services. The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees.

Option 2 - Service Organization does not opt for time-of-sale payment. The entire 12b-1 fee attributable to the sale of the Class R shares, along with any CDSC proceeds, is used to (1) reimburse Seligman Advisors for its on-going payment of the entire 12b-1 fees attributable to such Class R shares to the Service Organization for providing continuing shareholder services and distribution assistance in respect of the Fund and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors.

The amounts expended by Seligman Advisors in any one year with respect to Class R shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class R shares in one fiscal year to be paid from Class R 12b-1 fees in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

If the 12b-1 Plan is terminated in respect of Class R shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class R shares.


                ------------------------------------------------


Payments made by the Fund under the 12b-1 Plan for the year ended December 31, 2002, were spent on the following activities in the following amounts:

                                                Class A      Class B*      Class C      Class D      Class R**
                                                -------      --------      -------      -------      ---------
Compensation to underwriters                    $   -0-        $   -0-     $_______     $_______        n/a
Compensation to broker/dealers                  ______         ______       _______      _______        n/a
Other*                                              -0-        ______            -0-          -0-       n/a


* Payment is made to the Purchasers to compensate them for having funded at the time of sale, payments to broker/dealers and underwriters.


** Class R shares are new so there were no payments made for the year ended December 31, 2002.

The 12b-1 Plan was approved on July 16, 1992 by the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (Qualified Directors) and was approved by shareholders of the Fund at a Special Meeting of the Shareholders held on November 23, 1992. The 12b-1 Plan became effective in respect of the Class A shares on January 1, 1993. The 12b-1 Plan was approved in respect of the Class B shares on March 21, 1996 by the Board of Directors of the Fund, including a majority of the Qualified Directors, and became effective in respect of the Class B shares on April 22, 1996. The 12b-1 Plan was approved in respect of the Class C shares on May 20, 1999 by the Directors, including a majority of the Qualified Directors, and became effective in respect of the Class C shares on June 1, 1999. The 12b-1 Plan was approved in respect of the Class D shares on March 18, 1993 by the Directors, including a majority of the Qualified Directors, and became effective in respect of the Class D shares on May 1, 1993. The 12b-1 Plan was approved in respect of the Class R shares on March _____________, 2003 by the Directors, including a majority of the Qualified Directors, and became effective in respect of the Class R shares on ____________, 2003. The 12b-1 Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors of the Fund and the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plan may not be amended to increase materially the amounts payable to Service Organizations with respect to a class without the approval of a majority of the outstanding voting securities of the class. If the amount payable in respect of Class A shares under the 12b-1 Plan is proposed to be increased materially, the Fund will either (1) permit holders of Class B shares to vote as a separate class on the proposed increase or (2) establish a new class of shares subject to the same payment under the 12b-1 Plan as existing Class A shares, in which case the Class B shares will thereafter convert into the new class instead of into Class A shares. No material amendment to the 12b-1 Plan may be made except by vote of a majority of both the Directors and the Qualified Directors.

The 12b-1 Plan requires that the Treasurer of the Fund shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the 12b-1 Plan. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Fund be made by such disinterested Directors. The 12b-1 Plan is reviewed by the Directors annually.


Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor and receives compensation pursuant to the Fund's 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the years ended December 31, 2002, 2001 and 2000, Seligman Services received distribution and service fees pursuant to the Fund's 12b-1 Plan of $___________________, $948,601 and $1,495,566, respectively.

Other Service Providers

Seligman Data Corp., which is owned by certain other investment companies in the Seligman Group, is the shareholder servicing agent and dividend paying agent for the Fund. SDC charges the Fund at cost for its services. Certain officers and directors of the Fund are also officers and directors of SDC.


                    Brokerage Allocation and Other Practices

Brokerage Transactions

Seligman will seek the most favorable price and execution in the purchase and sale of portfolio securities of the Fund. When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

In over-the-counter markets, the Fund deals with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. The Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.


For the years ended December 31, 2002, 2001 and 2000, the Fund paid total brokerage commissions to others for execution, research and statistical services in the amounts of $______________, $11,274,678 and $12,070,782, respectively.


Commissions


For the years ended December 31, 2002, 2001 and 2000, the Fund did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Fund, Seligman, or Seligman Advisors.


Brokerage Selection

Consistent with seeking the most favorable price and execution when buying or selling portfolio securities, Seligman may give consideration to the research, statistical, and other services furnished by brokers or dealers to Seligman for its use, as well as the general attitude toward and support of investment companies demonstrated by such brokers or dealers. Such services include supplemental investment research, analysis, and reports concerning issuers, industries, and securities deemed by Seligman to be beneficial to the Fund. In addition, Seligman is authorized to place orders with brokers who provide supplemental investment and market research and security and economic analysis although the use of such brokers may result in a higher brokerage charge to the Fund than the use of brokers selected solely on the basis of seeking the most favorable price and execution and although such research and analysis may be useful to Seligman in connection with its services to clients other than the Fund.

Directed Brokerage


During the year ended December 31, 2002, neither the Fund nor Seligman, through an agreement or understanding with a broker, or otherwise through an internal allocation procedure, directed any of the Fund's brokerage transactions to a broker because of research services provided.


Regular Broker-Dealers


During the year ended December 31, 2002, the Fund did not acquire securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.


                       Capital Stock and Other Securities

Capital Stock


The Fund is authorized to issue 1,000,000,000 shares of capital stock, each with a par value of $0.10, divided into six classes, designated Class A common stock, Class B common stock, Class C common stock, Class D common stock, Class I common stock and Class R common stock. Each share of the Fund's Class A, Class B, Class C, Class D, Class I and Class R common stock is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Fund has adopted a Plan (Multiclass Plan) pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of directors. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.


Other Securities

The Fund has no authorized securities other than common stock.

                   Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Purchase Price. Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Employee and Family Member Sales Charge Reductions. Class A shares of the Fund may be issued without a sales charge to present and former directors, trustees, officers, employees (and their family members) of the Fund, the other investment companies in the Seligman Group, and Seligman and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by Seligman or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Fund. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

Purchases of Class A shares by a "single person" (as defined below under "Persons Entitled to Reductions") may be eligible for the following reductions in initial sales charges:

Volume Discounts are provided if the total amount being invested in Class A shares of the Fund alone, or in any combination with Class A shares of the other mutual funds in the Seligman Group which are sold with an initial sales charge, reaches levels indicated in the sales charge schedule set forth in the Prospectuses.

The Right of Accumulation allows an investor to combine the amount being invested in Class A shares of the Fund and Class A shares of the other Seligman mutual funds sold with an initial sales charge with the total net asset value of Class A shares of those mutual funds already owned that were sold with an initial sales charge and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase to determine reduced sales charges in accordance with the schedule in the Prospectuses. The value of the Class A shares owned, including the value of Class A shares of Seligman Cash Management Fund acquired in an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase will be taken into account in orders placed through an authorized dealer or financial advisor or directly with Seligman Advisors, however, this applies only if Seligman Advisors is notified by an investor or authorized dealer or financial advisor of the amount owned by the investor at the time the purchase is made and is furnished sufficient information to permit confirmation.

A Letter of Intent allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of Class A shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent.

Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:

      1. Employees must authorize the employer, if requested by the Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund's Prospectuses, reports, and other shareholder communications.

      2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

      3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectuses applies to sales to "eligible employee benefit plans," except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales to eligible employee benefit plans are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. However, Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees.

Sales to eligible employee benefit plans must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Fund's shareholder service agent. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1) to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2) to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3) to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with Seligman Advisors;

(4)   to financial institution trust departments;

(5) to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6) to accounts of financial institutions or authorized dealers or investment advisors that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7) pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8) to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside Directors, or pursuant to a "fund of funds" arrangement;

(9)   to certain "eligible employee benefit plans" as discussed above;

(10) to those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; and

(11) in connection with sales pursuant to a 401(k) alliance program which has an agreement with Seligman Advisors.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge due to a purchase of $1,000,000 or more either alone or through a Volume Discount, Right of Accumulation, or Letter of Intent are subject to a CDSC of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. Other available reductions will not be subject to a 1% CDSC. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e., pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

Class B

Class B shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class B shares are subject to a CDSC if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Years Since Purchase                                                       CDSC
--------------------                                                       ----
Less than 1 year ........................................................   5%
1 year or more but less than 2 years ....................................   4%
2 years or more but less than 3 years ...................................   3%
3 years or more but less than 4 years ...................................   3%
4 years or more but less than 5 years ...................................   2%
5 years or more but less than 6 years ...................................   1%
6 years or more .........................................................   0%

Approximately eight years after purchase, Class B shares will convert automatically into Class A shares. Shares purchased through reinvestment of dividends and distribution on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.

Conversion occurs at the end of the month which precedes the eighth anniversary of the purchase date. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired by exchange will be subject to the Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the Class B shares of the Seligman mutual fund from which the exchange has been made.

Class C


Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. Purchases of Class C shares by a "single person" may be eligible for the reductions in initial sales charges described above for Class A shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class C shares do not automatically convert to Class A shares after eight years.


Class D

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class D shares do not automatically convert to Class A shares after eight years.


Class R

Class R shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class R shares are subject to a CDSC of 1% if the shares are redeemed within one year of the plan's initial purchase of Class R shares, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class R shares do not automatically convert to Class A shares at any time.


Systematic Withdrawals. Class B, Class C, Class D and Class R shareholders who reinvest both their dividends and capital gain distributions to purchase additional shares of the Fund, may use the Systematic Withdrawal Plan to withdraw up to 12%, 10% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.


CDSC Waivers. The CDSC on Class B, Class C, Class D and Class R shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:


(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)   in connection with (1) distributions from retirement plans qualified under
      Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Directors of the Fund;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)   in whole or in part, in connection with systematic withdrawals;

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program;


(7) on incidental redemptions to cover administrative expenses (such expenses include, but are not limited to, trustee fees, wire fees or courier fees) not to exceed $25.00 per occurrence; and

(8) on redemptions of Class R shares within one year after the initial purchase by an eligible benefit plan (as described in the Fund's Prospectus) that are not in connection with a plan-level termination.

If, with respect to a redemption of any Class A, Class B, Class C, Class D or Class R shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.


Class I

Class I shares are not subject to any initial or contingent sales charges or distribution expense. This Class, however, is only offered to certain types of investors. Class I shares may be purchased only by a "qualified tuition program" (with the meaning of Section 529 of the Internal Revenue Code) approved by Seligman Advisors and certain qualified employee benefit plans offered to employees of Seligman and its affiliates.

Payment in Securities. In addition to cash, the Fund may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Fund does not presently intend to accept securities in payment for Fund shares. Generally, the Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Fund will not accept restricted securities in payment for shares. The Fund will value accepted securities in the manner provided for valuing portfolio securities of the Fund.

Fund Reorganizations

Class A shares and Class C shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of the Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Offering Price

When you buy or sell Fund shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.

NAV per share of each class of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class is computed by dividing such class's share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The NAV of Class B, Class C, Class D and Class R shares will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares, which in turn will be lower than the NAV of Class I shares, which have no 12b-1 fee and which may have lower other expenses.


Portfolio securities are valued at the last sales price on the securities exchange or securities market on which such securities primarily are traded. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked price, except in the case of open short positions where the asked price is available. Securities traded on a foreign exchange or over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. United Kingdom securities and securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in accordance with procedures approved by the Board of Directors. Short-term obligations with less than 60 days remaining to maturity are generally valued at amortized cost. Short-term obligations with more than 60 days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board determines that this amortized cost value does not represent fair market value. Expenses and fees, including the investment management fee, are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares.

Generally, trading in foreign securities, as well as US Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the shares of the Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE.

For purposes of determining the net asset value per share of the Fund, all assets and liabilities initially expressed in foreign currencies will be converted into US dollars at the mean between the bid and offer prices of such currencies against US dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

Specimen Price Make-Up


Under the current distribution arrangements between the Fund and Seligman Advisors, Class A shares and Class C shares are sold with a maximum initial sales charge of 4.75% and 1.00%(1), respectively, and Class B, Class D and Class I shares are sold at NAV(2). Using each Class's NAV at December 31, 2002, (except Class R shares, which commenced operations effective ______________, 2003) the maximum offering price of the Fund's shares is as follows:

Class A
     Net asset value per share..............................   $
                                                               --------------
     Maximum sales charge (4.75% of offering price).........
                                                               --------------
     Offering price to public...............................   $
                                                               ==============

Class B
     Net asset value and offering price per share(2) .......   $
                                                               ==============

Class C
     Net asset value per share..............................   $
                                                               --------------
     Maximum sales charge (1.00% of offering price(1))......
                                                               --------------
     Offering price to public...............................   $
                                                               ==============

Class D
     Net asset value and offering price per share(2) .......   $
                                                               ==============

Class I
     Net asset value and offering price per share ..........   $
                                                               ==============

----------
(1) In addition to the front-end sales charge of 1.00%, Class C shares are subject to a 1% CDSC if you redeem your shares within 18 months of purchase.

(2) Class B shares are subject to a CDSC declining from 5% in the first year after purchase to 0% after six years. Class D shares are subject to a 1% CDSC if you redeem your shares within one year of purchase.

Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectuses. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency which make the disposal by the Fund of its shares impracticable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or
(iii) such other periods as ordered by the SEC for the protection of the Fund's shareholders. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

                              Taxation of the Fund

The Fund is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, the Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of its net investment income and net short-term capital gains are distributed to shareholders each year.

Dividends from net investment income and distributions from net short-term capital gains are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent designated as derived from the Fund's dividend income that would be eligible for the dividends received deduction if the Fund were not a regulated investment company, they are eligible, subject to certain restrictions, for the 70% dividends received deduction for corporations.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received. Individual shareholders generally will be subject to federal tax on distributions of net capital gains at a maximum rate of 20% if designated as derived from the Fund's capital gains from property held for more than one year.


At December 31, 2002, the Fund had a net capital loss carryforward for federal income tax purposes of $____________________ which is available for offset against future taxable net capital gains, expiring in varying amounts through 2010. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.


Any gain or loss realized upon a sale or redemption of shares in the Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 20% in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of the Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of the Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the Exchange or Reinstatement Options offered by the Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Options.

The Fund will generally be subject to an excise tax of 4% on the amount of any income or capital gains, above certain permitted levels, distributed to shareholders on the basis such that such income or gain is not taxable to shareholders in the calendar year in which it was earned by the Fund. Furthermore, dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the fund is required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Fund may charge a service fee of up to $50 that may be deducted from the shareholder's account and offset against any undistributed dividends and capital gain distributions. The Fund also reserves the right to close any account which does not have a certified taxpayer identification number.

                                  Underwriters

Distribution of Securities

The Fund and Seligman Advisors are parties to a Distributing Agreement dated January 1, 1993 under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Fund. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Fund's capital stock, Seligman Advisors allows reallowances to all dealers on sales of Class A shares and Class C shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.


Total initial sales charges paid by shareholders of Class A shares of the Fund for the years ended December 31, 2002, 2001 and 2000 amounted to $______________, $5,060,756 and $19,817,648, respectively, of which
$_______________, $556,544 and $2,203,084, respectively, was retained by
Seligman Advisors. Total initial sales charges paid by shareholders of Class C shares of the Fund for the year ended December 31, 2002, 2001 and 2000, amounted to $____________, $782,547 and $2,946,808, respectively, [none of which was retained by Seligman Advisors.] There were no Class R shares of the Fund outstanding during the year ended December 31, 2002.


Compensation


Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Fund, received the following commissions and other compensation from the Fund during the year ended December 31, 2002:

          Net Underwriting
           Discounts and                Compensation on
      Commissions (Class A and    Redemptions and Repurchases
       Class C Sales Charges       (CDSC on Class A, Class C         Brokerage                 Other
             Retained)            and Class D Shares Retained)      Commissions         Compensation (1)(2)
             ---------            ----------------------------      -----------         -------------------
        $__________________           $__________________               $-0-             $_______________

(1) Seligman Advisors has sold its rights to collect the distribution fees paid by the Fund in respect of Class B shares and any CDSC imposed on redemptions of Class B shares to the Purchasers in connection with an arrangement discussed above under "Rule 12b-1 Plan." In connection with this arrangement, Seligman Advisors receives payments from the Purchasers based on the value of Class B shares sold. Such payments received for the year ended December 31, 2002 are reflected in the table.

(2) During the year ended December 31, 2002, Seligman Advisors received certain additional compensation pursuant to the Fund's Rule 12b-1 Plan. These amounts and the arrangements pursuant to which such compensation is paid are detailed above under the discussion "Rule 12b-1 Plan."


Other Payments

Seligman Advisors shall pay authorized dealers and investment advisors, from its own resources, a fee on purchases of Class A shares of $1,000,000 or more (NAV sales), calculated as follows: 1.00% of NAV sales up to but not including $2 million; .80% of NAV sales from $2 million up to but not including $3 million; ..50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated with purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors shall also pay authorized dealers or investment advisors, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular authorized dealer or investment advisor. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows: 1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and ..25% of sales from $5 million and above. The fees in the two preceding paragraphs are not duplicative, e.g., the fee is paid one time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan.

Seligman Advisors may from time to time assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives. Dealers may limit the participation of registered representatives in such informational programs by means of sales incentive programs which may require the sale of minimum dollar amounts of shares of Seligman mutual funds. Seligman Advisors may from time to time pay a bonus or other incentive to dealers that sell shares of the Seligman mutual funds. In some instances, these bonuses or incentives may be offered only to certain dealers which employ registered representatives who have sold or may sell a significant amount of shares of the Fund and/or certain other mutual funds managed by Seligman during a specified period of time. Such bonus or other incentive will be made in the form of cash or, if permitted, may take the form of non-cash payments. The non-cash payments will include (i) business seminars at Seligman's headquarters or other locations, (ii) travel expenses, including meals, entertainment and lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States, or (iii) the receipt of certain merchandise. The cash payments may include payment of various business expenses of the dealer. The cost to Seligman Advisors of such promotional activities and payments shall be consistent with the rules of the National Association of Securities Dealers, Inc., as then in effect.

                        Calculation of Performance Data

The Fund may quote performance data in various ways. All performance information supplied by the Fund in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

Performance Calculations

Performance quoted in advertising reflects any change in price per share, assumes the reinvestment of dividends and capital gain distributions and may or may not include the effect of a Class's initial maximum sales charge and/or contingent deferred sales charge (CDSC), as applicable. Such performance may be quoted as a percentage or as a dollar amount, may be calculated over any time period and may be presented in a table, graph or similar illustration.

Excluding applicable sales charges from a performance calculation produces a higher performance figure than if such sales charges were included in the calculation.

Average annual total returns are calculated by determining the growth or decline in the value of a hypothetical investment in the Fund over a stated period, and then calculating the annual rate required for this hypothetical investment to grow to the amount that would have been received upon a redemption at the end of such period (i.e., the average annual compound rate of return). Cumulative total returns reflect the simple change in the value of a hypothetical investment in the Fund over a stated period.

Historical Investment Results

Class A


The average annual total returns for the Fund's Class A shares for the one-, five-, and ten-year periods ended December 31, 2002, were _____________%, _____________% and _____________%, respectively. These returns were computed by subtracting the maximum sales charge of 4.75% of the public offering price and assuming that all of the dividends and capital gain distributions paid by the Fund over the relevant time periods were reinvested. It was then assumed that at the end of the one-, five- and ten-year periods, the entire amount was redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total return for the Fund's Class A shares for the ten-year period ended December 31, 2002 was _______________%. Thus, a $1,000 investment in Class A shares made on December 31, 1992 had a value of $______________ on December 31, 2002.


Class B


The average annual total returns for the Fund's Class B shares for the one- and five-year periods ended December 31, 2002 and for the period from April 22, 1996 (commencement of operations) through December 31, 2002, were ____________%, ___________% and ______________, respectively. These returns were computed assuming that all of the dividends and capital gain distributions paid by the Fund's Class B shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one- and five-year periods and the period from inception, the entire amount was redeemed, subtracting the applicable CDSC.

The cumulative total return for the Fund's Class B shares for the period April 22, 1996 (commencement of operations of Class B shares) through December 31, 2002 was ____________%. Thus, a $1,000 investment in Class B shares made on April 22, 1996 had a value of $_______________ on December 31, 2002.


Class C


The average annual total returns for the Fund's Class C shares for the one-year period ended December 31, 2002 and the period from May 27, 1999 (commencement of operations) through December 31, 2002, were ____________% and ________%, respectively. These returns were computed by subtracting the maximum sales charge of 1.00% of the public offering price and assuming that all of the dividends and capital gain distributions paid by the Fund's Class C shares over the relevant time periods were reinvested. It was then assumed that at the end of the one-year period and the period from inception, the entire amount was redeemed, subtracting the 1% CDSC.

The cumulative total return for the Fund's Class C shares for the period from May 27, 1999 (commencement of operations of Class C shares) through December 31, 2002 was _______________%. Thus, a $1,000 investment in Class C shares made on May 27, 1999 had a value of $_____________ on December 31, 2002.


Class D


The average annual total returns for the Fund's Class D shares for the one- and five-year periods ended December 31, 2002 and for the period from May 3, 1993 (commencement of operations) through December 31, 2002, were _______________%, ___________% and ___________%, respectively. These returns were computed assuming that all of the dividends and capital gain distributions paid by the Fund's Class D shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one- and five-year periods and the period from inception, the entire amount was redeemed, subtracting the 1% CDSC, if applicable.

The cumulative total return for the Fund's Class D shares for the period from May 3, 1993 (commencement of operations of Class D shares) through December 31, 2002 was __________%. Thus, a $1,000 investment in Class D shares made on May 3, 1993 had a value of $____________ on December 31, 2002.


Class I


The cumulative total return for the Fund's Class I shares for the period from November 30, 2001 (commencement of operations) through December 31, 2002, was ___________%. This return was computed assuming that all of the dividends and capital gain distributions paid by the Fund's Class I shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of the period from inception, the entire amount was redeemed. Thus, a $1,000 investment in Class I shares made on November 30, 2001 had a value of $___________ on December 31, 2002.


The cumulative total return for each Class of shares of the Fund shown above is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified; subtracting the maximum sales charge for Class A and Class C shares; determining total value of all dividends and distributions that would have been paid during the period on such shares assuming that each dividend or distribution was invested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class B, Class C and Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.


The total returns and average annual total returns of Class A and Class D shares through February 7, 1996 do not reflect the increased management fee approved by shareholders on February 7, 1996, and effective February 8, 1996. These fees, if reflected, would reduce the performance quoted.

Class R shares are new, effective _____________, 2003, so no performance information is presented.


Other Information


From time to time, reference may be made in advertisements, sales literature or other promotional material (collectively, "Promotional Material") to performance information, including mutual fund rankings prepared by independent reporting services which monitor the performance of mutual funds, including but not limited to Lipper Analytical Services, Inc. and Morningstar, Inc. In calculating the total return of the Fund's Class A, Class B, Class C, Class D, Class I and Class R shares, the Lipper analysis assumes investment of all dividends and distributions paid, but does not take into account applicable sales charges. Morningstar's rankings are calculated using a fund's average annual returns for a certain period and a risk factor that reflects a fund's performance relative to three-month Treasury Bill monthly returns. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund for 3-, 5-, and 10-year periods and, on an overall basis, based on weighted-average of those periods. Ratings are not absolute and do not represent future performance results.


The Fund's Promotional Material may disclose (i) the top ten holdings included in the Fund's portfolio holdings, (ii) market sectors and statistical data describing portfolio composition, (iii) discussions of general economic or financial principals, (iv) discussions of general economic trends, (v) descriptions of investment strategies for the Fund (vi) descriptions or comparisons of various savings and investment products, which may not include the Fund and (vii) comparisons of investment products (including the Fund) with relevant market or industry indices or appropriate benchmarks. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results. Such performance examples will be based on an express set of assumptions and are not indicative of the future performance of the Fund.

From time to time, the Fund's Promotional Material may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, large-cap stocks, and small-cap stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.

The Fund's Promotional Material may make reference to the Fund's "Beta," "Standard Deviation," or "Alpha." Beta measures the volatility of the Fund, as compared to that of the overall market. Standard deviation measures how widely the Fund's performance has varied from its average performance, and is an indicator of the Fund's potential for volatility. Alpha measures the difference between the returns of the Fund and the returns of the market, adjusted for volatility.

The Fund may also refer in its Promotional Material to selections from editorials or articles about the Fund, including reprints of comments, listings and columns in the financial and other press, the sources of which include BARRON'S, BUSINESS WEEK, CDA/WIESENBERGER MUTUAL FUNDS INVESTMENT REPORT, CHRISTIAN SCIENCE MONITOR, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, INDIVIDUAL INVESTOR, INVESTMENT ADVISOR, INVESTORS BUSINESS DAILY, KIPLINGER'S, LOS ANGELES TIMES, MONEY MAGAZINE, MORNINGSTAR, INC., PENSION AND INVESTMENTS, SMART MONEY, THE NEW YORK TIMES, THE WALL STREET JOURNAL, USA TODAY, U.S. NEWS AND WORLD REPORT, WORTH MAGAZINE, WASHINGTON POST and YOUR MONEY.

                              Financial Statements


The Annual Report to shareholders for the year ended December 31, 2002, contains a schedule of the investments of the Fund as of December 31, 2002, as well as certain other financial information as of this date. The financial statements and notes included in the Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished without charge to investors who request copies of this SAI.


                               General Information

Custodian. State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105 serves as custodian of the Fund. It also maintains, under the general supervision of the Manager, the accounting records and determines the net asset value for the Fund.


Independent Auditors. [                       ] independent auditors, have been
selected as auditors of the Fund. Their address is Two World Financial Center, New York, New York 10281.

                                    APPENDIX

                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED

Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of J. & W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

The Seligman Complex:

....Prior to 1900

o     Helps finance America's fledgling railroads through underwritings.

o Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.

o Becomes a prominent underwriter of corporate securities, including New York Mutual Gas Light Company, later part of Consolidated Edison.

o Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.

o     Is appointed U.S. Navy fiscal agent by President Grant.

o Becomes a leader in raising capital for America's industrial and urban development.

....1900-1910

o     Helps Congress finance the building of the Panama Canal.

....1910s

o Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

....1920s

o Participates in hundreds of successful underwritings including those for some of the country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company, United Artists Theater Circuit and Victor Talking Machine Company.

o Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, and one of its oldest.

....1930s

o Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.

o     Establishes Investment Advisory Service.

....1940s

o     Helps shape the Investment Company Act of 1940.

o Leads in the purchase and subsequent sale to the public of Newport News Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.

o Assumes management of National Investors Corporation, today Seligman Growth Fund, Inc.


o     Establishes Whitehall Fund, Inc., today Seligman Income and Growth Fund,
      Inc.

....1950-1989

o Develops new open-end investment companies. Today, manages more than 60 mutual fund portfolios.

o Helps pioneer state-specific municipal bond funds, today managing a national and 18 state-specific municipal funds.

o Establishes J. & W. Seligman Trust Company and J. & W. Seligman Valuations Corporation.

o Establishes Seligman Portfolios, Inc., an investment vehicle with fifteen portfolios offered through variable annuity and variable life insurance products.

....1990s

o Introduces Seligman Select Municipal Fund, Inc. and Seligman Quality Municipal Fund, Inc., two closed-end funds that invest in high quality municipal bonds.

o Introduces to the public Seligman Frontier Fund, Inc., a small capitalization mutual fund.

o Launches Seligman Global Fund Series, Inc., which today offers five separate funds: Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Smaller Companies Fund, Seligman Global Technology Fund and Seligman International Growth Fund.

o Launches Seligman Value Fund Series, Inc., which currently offers two separate funds: Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund.

o Launches innovative Seligman New Technologies Fund, Inc., a closed-end "interval" fund seeking long-term capital appreciation by investing in technology companies, including venture capital investing.

....2000

o Introduces Seligman Time Horizon/Harvester Series, Inc., an asset allocation type mutual fund containing four funds: Seligman Time Horizon 30 Fund, Seligman Time Horizon 20 Fund, Seligman Time Horizon 10 Fund and Seligman Harvester Fund.

o Launches Seligman New Technologies Fund II, Inc., a closed-end "interval" fund seeking long-term capital appreciation by investing in technology companies, including up to 50% in venture capital investing.

....2001


o Launches Seligman Investment Grade Fixed Income Fund, Inc., a mutual fund seeking a high level of current income.

PART C. OTHER INFORMATION

Item 23. Exhibits.


            All Exhibits listed below have been previously filed, except Exhibits marked with an asterisk (*), which will be filed by amendment.

(a)         *Articles Supplementary.

(a)(1) Articles Supplementary dated November 19, 2001. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on November 29, 2001.)

(a)(2) Articles Supplementary dated May 24, 1999. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on May 28, 1999.)

(a)(3) Amended and Restated Articles of Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 18 filed on April 29, 1997.)


(b) By-laws of Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 18 filed on April 29, 1997.)

(c) Specimen Stock Certificate of Class B Capital Stock. (Incorporated by Reference to Form SE filed on April 16, 1996.)

(c)(1) Specimen Stock Certificate of Class D Capital Stock. (Incorporated by Reference to Registrant's Post-Effective Amendment No. 14 filed on April 29, 1993.)

(d)         Management Agreement between Registrant and J. & W. Seligman & Co.
            Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 17 filed on April 19, 1996.)


(e)         *Form of Sales Agreement between Seligman Advisors, Inc. and
            Dealers.


(e)(1) Addendum to Sales/Bank Agreement. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)


(e)(2) Form of Bank Agreement between Seligman Advisors, Inc. and Banks. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(e)(3) Distributing Agreement between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 18 filed on April 29, 1997.)


(e)(4) Form of Sales Agreement between Seligman Advisors, Inc. and Morgan Stanley Dean Witter & Co. (Incorporated by reference to of Post-Effective Amendment No. 53 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on April 28, 1997.)

(e)(5) Form of Sales Agreement between Seligman Advisors, Inc. and Morgan Stanley Dean Witter & Co. with respect to certain Chilean institutional investors. (Incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on April 28, 1997.)

(e)(6) Form of Dealer Agreement between Seligman Advisors, Inc. and Salomon Smith Barney Inc. (Incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on April 28, 1997.)

(f)         Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated.
            (Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement of Seligman Frontier Fund, Inc. (File No. 811-4078) filed on January 28, 1997.)

(f)(1) Deferred Compensation Plan for Directors of Seligman Communications and Information Fund, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 19 filed on April 29, 1998.)


(g) Custodian Agreement between Registrant and Investors Fiduciary Trust Company. (Incorporated by reference to Registrant's Post-Effective Amendment No. 18 filed on April 29, 1997.)


(h)         Not Applicable.


(i)         *Opinion and Consent in respect of Class R shares.

(i)(1) Opinion and Consent of Counsel in respect of Class I shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on November 29, 2001.)

(i)(2) Opinion and Consent of Counsel in respect of Class C shares. (Incorporated by reference to Post-Effective Amendment No. 22 filed on May 28, 1999.)

(i)(3) Opinion and Consent of Counsel. (Incorporated by reference to Registrant's Post-Effective Amendment No. 18 filed on April 29, 1997.)


(j)         *Consent of Independent Auditors.

(k)         Not Applicable.


(l) *Purchase Agreement (Investment Letter) for Initial Capital in respect of Class R shares between Registrant and Seligman Advisors, Inc.

(l)(1) Purchase Agreement (Investment Letter) for Initial Capital in respect of Class I shares between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on November 29, 2001.)

(l)(2) Form of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class C shares between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on May 28, 1999.)

(l)(3) Purchase Agreement (Investment Letter) for Initial Capital in respect of Class B shares between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 17 filed on April 19, 1996.)

(l)(4) Purchase Agreement (Investment Letter) for Initial Capital in respect of Class D shares between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 18 filed on April 29, 1997.)

(m) *Amended Administration, Shareholder Services and Distribution Plan of Registrant.

(m)(1) Amended Administration, Shareholder Services and Distribution Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(n) *Plan of Multiple Classes of Shares (six Classes) pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended.

(n)(1) Plan of Multiple Classes of Shares (five Classes) pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on November 29, 2001.)

(n)(2) Plan of Multiple Classes of Shares pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(p)         *Amended and Restated Code of Ethics.

(Other Exhibits)  (a) *Power of Attorney for Paul C. Guidone.

                  (b) Power of Attorney for Leroy C. Richie. (Incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed on April 27, 2001.)

                  (c) Powers of Attorney. (Incorporated by reference to Registrant's Post-Effective Amendment No. 18 filed on April 29, 1997.)


Item 24.    Persons Controlled by or Under Common Control with Registrant.
            None.


Item 25. Indemnification. Reference is made to the provisions of Articles Twelfth and Thirteenth of Registrant's Amended and Restated Articles of Incorporation filed as Exhibit 23(a)(2) and Article IV of Registrant's By-laws filed as Exhibit 23(b) to Registrant's Post-Effective Amendment No. 18 to the Registration Statement.


            Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26. Business and Other Connections of Investment Adviser. J. & W. Seligman & Co. Incorporated, a Delaware corporation (Seligman), is the Registrant's investment manager and is an investment adviser registered under the Investment Advisors Act of 1940, as amended (Advisors Act).The list required by this Item 26 of officers and directors of Seligman, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by Seligman, pursuant to the Advisers Act (SEC File No. 801-15798), which was filed on March 28, 2002.

Item 27.      Principal Underwriters.


     (a) The names of each investment company (other than the Registrant) for which Registrant's principal underwriter is currently distributing securities of the Registrant and also acts as a principal underwriter are as follows: Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income and Growth Fund, Inc., Seligman Investment Grade Fixed Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Time Horizon/Harvester Series, Inc. and Seligman Value Fund Series, Inc.


     (b) Name of each director, officer or partner of Registrant's principal underwriter named in response to Item 20:


                             Seligman Advisors, Inc.
                             As of February 28, 2003


        (1)                                    (2)                                                  (3)
Name and Principal                       Positions and Offices                            Positions and Offices
Business Address                         with Underwriter                                 with Registrant
----------------                         ----------------                                 ---------------
William C. Morris*                       Chairman of the Board and Director               Chairman of the Board
Brian T. Zino*                           Director                                         President, Director and Chief Executive
                                                                                          Officer
David F. Stein*                          Director                                         None
Stephen J. Hodgdon*                      President and Director                           None
Paul C. Guidone*                         Director                                         Director
Rodney G.D. Smith*                       Director                                         None
Charles W. Kadlec*                       Managing Director, Chief Investment              None
                                         Strategist
Edward F. Lynch*                         Managing Director,                               None
                                         Director of Sales
Andrew S. Veasy*                         Managing Director                                None
Thomas G. Rose*                          Senior Vice President, Finance                   Vice President
James R. Besher*                         Senior Vice President, Divisional                None
                                         Sales Director
Gerald I. Cetrulo, III*                  Senior Vice President, Sales                     None
Arthur A. Condron*                       Senior Vice President, Offshore                  None
                                         Sales & Administration
Matthew A. Digan*                        Senior Vice President, Domestic                  None
                                         Funds
Kenneth J. Dougherty*                    Senior Vice President, Sales                     None
Jonathan G. Evans*                       Senior Vice President, Sales                     None
T. Wayne Knowles*                        Senior Vice President, Divisional                None
                                         Sales Director
Joseph Lam                               Senior Vice President, Regional                  None
Seligman International Inc.              Director, Asia
Suite 1133, Central Building
One Pedder Street
Central Hong Kong
Michelle L. Rappa*                       Senior Vice President, Retirement                None
                                         Plans
Ronald W. Pond*                          Senior Vice President, Divisional                None
                                         Sales Director
Thomas P. Parnell*                       Senior Vice President, Sales
J. Jeffery Rold*                         Senior Vice President, Divisional                None
                                         Sales Director

                             Seligman Advisors, Inc.
                             As of February 28, 2003

        (1)                                    (2)                                                  (3)
Name and Principal                       Positions and Offices                            Positions and Offices
Business Address                         with Underwriter                                 with Registrant
----------------                         ----------------                                 ---------------
Richard M. Potocki*                      Managing Director, Director of Global            None
                                         Financial Services
Jorge Fernando Sanchez-Alcazar           Senior Vice President, Regional                  None
Seligman International, Inc.             Director, Latin America
Av. Alicia M. de Justo 1148
Fourth Floor #407B
C1107AAX Buenos Aires, Argentina
James C. Taylor*                         Senior Vice President, Sales                     None
Bruce M. Tuckey*                         Senior Vice President, Sales                     None
Mason S. Flinn*                          Senior Vice President, National                  None
                                         Sales Manager of Retirement Plans
Anna R. Brogan*                          Vice President, Regional Retirement              None
                                         Plans Manager
Mark G. Burlingham*                      Vice President Regional Retirement               None
                                         Plans Manager
Nicole Christiansen*                     Vice President, Sales Administration             None
                                         and Planning
Peter Campagna*                          Vice President, Portfolio Specialist             None
Jeffrey S. Dean*                         Vice President, Business Analysis                None
Helen Delman*                            Vice President, Product Manager                  None
April S. Ferrell*                        Vice President, National Accounts                None
                                         Manager
Dennis Geelan*                           Vice President, Marketing Specialist             None
Timothy J. Kelly*                        Vice President, Manager Internal                 None
                                         Sales
John F. Korn*                            Vice President, Marketing Specialist             None
David W. Mountford*                      Vice President, Regional Retirement              None
                                         Plans Manager
Jeffery C. Pleet*                        Vice President, Regional Retirement              None
                                         Plans Manager
Craig S. Prichard*                       Vice President, Consulting                       None
                                         Services
Nicholas C. Roberts*                     Vice President, Senior National                  None
                                         Accounts Manager
Steven J. Ralff*                         Vice President, Product Manager                  None
Paula A. Smith*                          Vice President, Product Manager 529              None
John T. Szwed*                           Vice President, Product Manager                  None
Gary A. Terpening*                       Vice President, Director of Business             None
                                         Development
Edward W. Urban*                         Vice President, Product Manager                  None
Joseph J. Williams, Jr.*                 Vice President, Portfolio Advisor,               None
                                         Managed Money
William DeSanto*                         Vice President, Portfolio Advisor,               None
                                         Managed Money
Kevin M. Casey                           Vice President, Regional Sales                   None
15 Woodmere Drive
Fort Salonga, NY  11768
Edward S. Finocchiaro                    Vice President, Regional Sales                   None
120 Screenhouse Lane
Duxbury, MA  02332

                             Seligman Advisors, Inc.
                             As of February 28, 2003


        (1)                                    (2)                                                  (3)
Name and Principal                       Positions and Offices                            Positions and Offices
Business Address                         with Underwriter                                 with Registrant
----------------                         ----------------                                 ---------------
Brett M. Frum                            Vice President, Regional Sales                   None
1681 Lago Mar Drive
Dayton, OH  45458
S. William Lehew, III                    Vice President, Regional Sales                   None
9900 Lampkin Park Drive
Charlotte, NC  28269
Mike Loftus                              Vice President, Regional Sales                   None
1625 Larimer, Unit 1002
Denver, CO  80202
Judith L. Lyon                           Vice President, Regional Sales                   None
7105 Harbour Landing
Alpharetta, GA  30005
Sean Maher                               Vice President, Regional Sales                   None
79 Compo Road
Westport, CT  06880
Leslie A. Mudd                           Vice President, Regional Sales                   None
9234 N. 115th Street
Scottsdale, AZ  85259
Thomas P. Parnell                        Vice President, Regional Sales                   None
1575 Edgecomb Road
St. Paul, MN  55116
John H. Pierucki                         Vice President, Regional Sales                   None
1307 old Pond Lane
Matthew, NC  28105
Robert W. Thompson                       Vice President, Regional Sales                   None
6687 Res Creek Court
Loveland, OH  45140
Gregg Angelillo                          Assistant Vice President, Regional               None
205 Hudson Street, Apt 910               Sales
Hoboken, NJ  07030
Frank J. Nasta*                          Corporate Secretary                              Secretary
Albert A. Pisano*                        Vice President and Compliance                    None
                                         Officer
Katherine J. Shelter*                    Treasurer                                        None
Sandra G. Floris*                        Assistant Vice President, Order Desk             None
Keith R. Landry*                         Assistant Vice President, Order Desk             None
Michael D. Aguilar*                      Assistant Vice President, Economist              None
Marcie L. Blanco*                        Assistant Vice President, Retirement             None
                                         Plans Consultant
Thomas R. Bowen, Jr.*                    Assistant Vice President, Internal Sales         None
Emily Calcagno*                          Assistant Vice President, Managed                None
                                         Money
Paula S. Chan*                           Assistant Vice President, Marketing              None
                                         Specialist
Florencio J. Menceyra*                   Assistant Vice President, Sr. Sales              None
                                         Associate, Latin America
Maureen Nelan*                           Assistant Vice President, Marketing              None
                                         Analyst
Jennifer G. Muzzey*                      Assistant Corporate Secretary                    None
Julie S. Rosenberg*                      Assistant Treasurer                              None

                             Seligman Advisors, Inc.
                             As of February 28, 2003

        (1)                                    (2)                                                  (3)
Name and Principal                       Positions and Offices                            Positions and Offices
Business Address                         with Underwriter                                 with Registrant
----------------                         ----------------                                 ---------------
Brian C. Kelleher*                       Assistant Vice President, Wealth                 None
                                         Management Services
Marcella MacDonald*                      Assistant Vice President, Variable               None
                                         Annuity

* The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.

      (c)   Not Applicable.


Item 28. Location of Accounts and Records. The accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are kept in the possession of J. & W. Seligman & Co. Incorporated at its offices at 100 Park Avenue, New York, NY 10017 or at the following locations: (1) State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, custodian of the Registrant's cash and securities and also agent performing certain accounting and record-keeping functions relating to portfolio transactions and calculating the net asset value of the Registrant, and (2) Seligman Data Corp., 100 Park Avenue, New York, NY 10017, as shareholder service agent, maintains shareholder records for the Registrant.


Item 29.    Management Services. Not Applicable.


Item 30.    Undertakings. Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 27 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 27th day of March, 2003.

                                           SELIGMAN COMMUNICATIONS AND
                                           INFORMATION FUND, INC.


                                           By: /s/ Brian T. Zino
                                               -----------------------------
                                               Brian T. Zino, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 27 has been signed below by the following persons in the capacities indicated on March 27, 2003.

           Signature                                 Title
           ---------                                 -----


/s/  Brian T. Zino                        Director, President and Chief
------------------------------------      Executive Officer
Brian T. Zino                             (Principal Executive Officer)


/s/  William C. Morris                    Chairman of the Board and Director
------------------------------------
William C. Morris


/s/  Lawrence P. Vogel                    Treasurer (Principal Financial and
------------------------------------      Accounting (Officer
Lawrence P. Vogel

John R. Galvin, Director          )
Paul C. Gudione, Director         )
Alice S. Ilchman, Director        )
Frank A. McPherson, Director      )
John E. Merow, Director           )
Betsy S. Michel, Director         )
James Q. Riordan, Director        )       /s/ Brian T. Zino
Leroy C. Richie, Director         )       ------------------------------------
Robert L. Shafer, Director        )           Brian T. Zino, Attorney-in-Fact
James N. Whitson, Director        )

               SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.
                     Post-Effective Amendment No. 27 to the
                       Registration Statement of Form N-1A

                                  EXHIBIT INDEX


      All Exhibits listed in this Part C have been previously filed and are incorporated herein by reference, except Exhibits marked with an asterisk (*) which will be filed by amendment.